As filed with the Securities and Exchange
                        Commission on September 19, 2008

                       Securities Act File No.: 333-153163
                   Investment Company Act File No.: 811-03131

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                          Pre-Effective Amendment No. 1

                          Post-Effective Amendment No.

                 ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                             AllianceBernstein L.P.
              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

               Registrant's Telephone Number, Including Area Code:
                                 (800) 221-5672

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and Address of Agent for Service)

                          Copies of communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                                1200 G Street, NW
                                    Suite 350
                              Washington, DC 20005

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on September 24, 2008 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                 ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND, INC.

                  CONTENTS OF FORM N-14 REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

--------------------------------------------------------------------------------
     o    Cover Sheet
--------------------------------------------------------------------------------
     o    Contents of Registration Statement
--------------------------------------------------------------------------------
     o    Form N-14 Cross Reference Sheet
--------------------------------------------------------------------------------
     o    Letter to Shareholders
--------------------------------------------------------------------------------
     o    Part A - Prospectus
--------------------------------------------------------------------------------
     o    Part B - Statement of Additional Information
--------------------------------------------------------------------------------
     o    Part C - Other Information
--------------------------------------------------------------------------------
     o    Signatures
--------------------------------------------------------------------------------
     o    Exhibits
--------------------------------------------------------------------------------

                              CROSS REFERENCE SHEET

--------------------------------------------------------------------------------
ITEM NO.                                 PROXY/PROSPECTUS
--------------------------------------------------------------------------------
Part A
--------------------------------------------------------------------------------
1.  Beginning of Registration Statement
    and Outside Front Cover Page of
    Prospectus                           Cover Page/Questions & Answers
--------------------------------------------------------------------------------
2.  Beginning of Outside Back Cover
    Page of Prospectus                   Questions & Answers
--------------------------------------------------------------------------------
3.  Fee Table, Synopsis Information and
    Risk Factors                         Summary, Appendix A
--------------------------------------------------------------------------------
4.  Information about the Transaction    Letter to Stockholders, Questions and
                                         Answers, Summary, Information About the
                                         Proposed Transaction
--------------------------------------------------------------------------------
5.  Information about the Registrant     Letters to Stockholders, Questions and
                                         Answers, Summary, Information About the
                                         Funds
--------------------------------------------------------------------------------
6.  Information about the Company Being  Letters to Stockholders, Questions and
    Acquired                             Answers, Summary, Information About
                                         the Funds
--------------------------------------------------------------------------------
7.  Voting Information                   Not applicable
--------------------------------------------------------------------------------
8.  Interest of Certain Persons and
    Experts                              Experts
--------------------------------------------------------------------------------
9.  Additional Information Required for
    Reoffering by Persons Deemed to be
    Underwriters                         Not Applicable
--------------------------------------------------------------------------------
Part B
--------------------------------------------------------------------------------
10. Cover Page                           Cover Page
--------------------------------------------------------------------------------
11. Table of Contents                    Table of Contents
--------------------------------------------------------------------------------
12. Additional Information About the
    Registrant                           SAI
--------------------------------------------------------------------------------
13. Additional Information about the
    Company being Acquired               SAI
--------------------------------------------------------------------------------
14. Financial Statements                 Incorporated by Reference to the SAI
--------------------------------------------------------------------------------
15-17.                                   Information required to be included in
                                         Part C is set forth under the
                                         appropriate item, so numbered, in Part
                                         C of this Registration Statement.
--------------------------------------------------------------------------------

                                     [LOGO]

                 ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105

                                                             [___________], 2008

                                   PROSPECTUS
                          INFORMATION ABOUT ACQUISITION

Dear Shareholders:

     The Board of Directors of AllianceBernstein Global Health Care Fund, Inc. (the "Fund") has approved the acquisition of the assets and liabilities of the Fund by AllianceBernstein Global Thematic Growth Fund, Inc. ("Global Thematic"), which is currently known as AllianceBernstein Global Technology Fund, Inc. ("Global Tech"). The acquisition will take effect on or about November 3, 2008, at which time Global Tech will be transitioned to Global Thematic. The acquisition, which does not require approval by the Fund's shareholders, is described in more detail in the attached Prospectus. You should review the Prospectus carefully and retain it for future reference.

     The acquisition was approved by the Board upon the recommendation of the Fund's adviser, AllianceBernstein L.P. (the "Adviser"), which believed that the Fund's shareholders would benefit from the opportunity to be invested in Global Thematic. Both the Fund and Global Thematic share the investment objective of long-term growth of capital. Unlike the Fund, which invests primarily in the health care sector, Global Thematic will invest in a global universe of companies in multiple industry sectors that may benefit from innovation. Since Global Tech is a substantially larger fund than the Fund, and has a lower expense ratio, we anticipate that the acquisition will result in a lower expense ratio for the Fund's shareholders. After careful consideration, including consideration of alternatives, the Board determined that the acquisition was in the best interests of the Fund and approved it.

     Pursuant to Global Thematic's new strategy, the Adviser, drawing on its extensive research capabilities, will assess the effects of economic and technological changes that will influence corporate performance across multiple industry sectors and then assess the effects of these changes, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser will identify key investment themes for Global Thematic. Current examples of these themes include the broadband revolution, climate change and the growth of the middle class in the developing world.

     Upon the acquisition of the Fund by Global Thematic, each shareholder of the Fund will receive shares of Global Thematic of the same class as the shares the shareholder currently owns, which will have an aggregate net asset value ("NAV") equal to the aggregate NAV of the shareholder's shares in the Fund. The Fund will then cease operations and dissolve. Shareholders of the Fund will not be assessed any initial sales charges, contingent deferred sales charges or other individual shareholder fees in connection with the acquisition.

     Thank you for your continuing interest in the Fund.

     Sincerely,

     Marc O. Mayer
     President

                                   PROSPECTUS

         Acquisition of the Assets and Assumption of the Liabilities of

                 ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND, INC.

                       By, and in Exchange for Shares of,

                 ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND, INC.

                               [___________], 2008

                                TABLE OF CONTENTS


Questions and Answers                                                    [__]
Summary                                                                  [__]
Comparison of Investment Advisory Fees                                   [__]
Comparison of Fees                                                       [__]
Comparison of Investment Objectives and Policies                         [__]
Principal Risks                                                          [__]
Federal Income Tax Consequences                                          [__]
Comparison of Distribution and Purchase Procedures                       [__]
Service Providers                                                        [__]
Comparison of Business Structures                                        [__]
Information about the Transaction                                        [__]
Description of the Plan                                                  [__]
Reasons for the Acquisition                                              [__]
Description of Securities to be Issued                                   [__]
Dividends and Other Distributions                                        [__]
Surrender of Global Health Care Stock Certificates                       [__]
Federal Income Tax Consequences                                          [__]
Capitalization Information                                               [__]
Information about the Funds                                              [__]
Management of the Funds                                                  [__]
Advisory Agreement and Fees                                              [__]
Distributor                                                              [__]
Other Service Providers                                                  [__]
Legal Matters                                                            [__]
Experts                                                                  [__]
Financial Highlights                                                     [__]
Appendix A  -- Fee Table                                                 [__]
Appendix B  -- Comparison of Investment Objectives and Policies          [__]
Appendix C  -- Fund Performance                                          [__]
Appendix D  -- Description of Principal Risks of the Funds               [__]
Appendix E  -- Certain Information Applicable to Class A, Class B,
               Class C, Class R, Class K, Class I and
               Advisor Class Shares of Global Thematic                   [__]
Appendix F  -- Other Information                                         [__]
Appendix G  -- Form of Agreement and Plan of Acquisition and
               Liquidation between AllianceBernstein Global
               Health Care Fund, Inc. and AllianceBernstein
               Global Technology Fund, Inc.                              [__]
Appendix H  -- Capitalization                                            [__]
Appendix I  -- Legal Proceedings                                         [__]
Appendix J  -- Share Ownership Information                               [__]
Appendix K  -- Financial Highlights                                      [__]

                              QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in this Prospectus.

1.   What is this document and why did we send this document to you?

This is a Prospectus that provides you with information about the proposed acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein Global Health Care Fund, Inc. ("Global Health Care") by
AllianceBernstein Global Technology Fund, Inc. ("Global Tech Fund"). (Global Tech Fund and Global Health Care are each a "Fund" and, collectively, the "Funds.")

On August 7, 2008, the Board of Directors (the "Directors") of each of Global Health Care and Global Tech Fund approved and declared advisable the Acquisition. Shareholders of Global Health Care are receiving this Prospectus because they own shares of Global Health Care. The Acquisition does not require approval by Global Health Care shareholders.

The Directors of Global Tech Fund has recently approved name and investment policy changes for Global Tech Fund. Effective as of the date of the Acquisition, the Fund will be renamed AllianceBernstein Global Thematic Growth Fund, Inc. ("Global Thematic"). Under the investment policy changes approved by the Directors, Global Thematic will pursue opportunistic global growth across multiple industry sectors. For a more complete discussion of Global Thematic's investment policies, see "Comparison of Investment Objectives and Policies" in the Summary.

Shareholders may contact a Fund at 1-800-221-5672 or write to a Fund at 1345 Avenue of the Americas, New York, NY 10105.

2.   How will the Acquisition work?

The Agreement and Plan of Acquisition and Liquidation dated as of August 7, 2008 between Global Tech Fund and Global Health Care (the "Plan") provides for (i) the transfer of all the assets of Global Health Care to Global Thematic, (ii) the assumption by Global Thematic of all of the liabilities of Global Health Care and the subsequent redemption of shares of Global Health Care, (iii) the issuance to Global Health Care's shareholders of the equivalent class of shares of Global Thematic, equal in aggregate net asset value ("NAV") to the NAV of their former Global Health Care shares, and (iv) the cessation of operations and dissolution of Global Health Care.

As a shareholder of Global Health Care, you will receive the same class of shares of Global Thematic as the shares you currently own, having an aggregate NAV equal to the aggregate NAV of your shares in Global Health Care. The contingent deferred sales charge ("CDSC") period applicable to Global Health Care shares prior to the Acquisition will continue to apply to the shares of Global Thematic issued in the Acquisition. Shareholders of Global Health Care will not be assessed any initial sales charges, CDSCs or other individual shareholder fees in connection with the Acquisition. The expenses of the Acquisition will be borne by Global Health Care. Please see the Answer to Question 5 below for more information.

3.   Why is the Acquisition taking place?

After considering the recommendation of the Adviser, the Directors of Global Health Care concluded that participation by Global Health Care in the Acquisition is in the best interests of Global Health Care. The Directors also concluded that the Acquisition would benefit shareholders of Global Health Care by resulting in, among other things, a reduction in expenses, and would not dilute shareholders' interests. In reaching this conclusion, the Directors considered, among other things, the investment objectives and investment policies of the Funds, expense ratio reductions expected to result from the Acquisition, changes in portfolio management, the comparison of fees for the Funds and the pro forma combined Fund, the costs of the Acquisition and the allocation thereof, and the tax-free nature of the Acquisition.

4.   When will the Acquisition take place?

The Acquisition is expected to take place on or about November 3, 2008.

5.   Who will bear the expenses of the Acquisition?

The expenses of the Acquisition, which are estimated to be approximately $227,000 or .028 cents per share, will be borne by Global Health Care. It will take approximately nine months for Global Health Care shareholders to make up the additional cost through the lower expenses of the combined Fund.

6.   Where may I find additional information regarding the Funds?

Additional information about the Funds is available in the Statement of Additional Information ("SAI") dated [_________], 2008 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus. The SAI and Global Health Care's and Global Tech Fund's Annual Report to Shareholders for the fiscal year ended June 30, 2008 and July 31, 2007, respectively, which contain audited financial statements for each of the Funds' fiscal years, are incorporated by reference into this Prospectus. In addition, Global Tech Fund's Semi-Annual Report for the six month period ended January 31, 2008 and the prospectus and SAI for each Fund dated November 1, 2007 (collectively, the "Prospectuses") are also incorporated by reference into this Prospectus. (Global Health Care's file number is 811-09329 and Global Tech Fund's file number is 811-03131).

Additional copies of the Annual and Semi-Annual Reports and the Prospectuses are available at www.alliancebernstein.com and are also available, along with this Prospectus and the SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By mail:             AllianceBernstein Investor Services, Inc.
                     P.O. Box 786003
                     San Antonio, TX 78278-6003

By phone:            For Information: 1-800-221-5672
                     For Literature: 1-800-227-4618

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:           at the SEC's Public Reference Room in Washington, DC

By phone:            1-202-551-8090 (for information on the operations of the
                     Public Reference Room only)

By mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102 (duplicating fee required)

By electronic mail:  publicinfo@sec.gov (duplicating fee required)

On the Internet:     www.sec.gov

     Other Important Things to Note:

o    You may lose money by investing in the Funds.

o The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                     SUMMARY

     The following summary highlights differences between Global Tech Fund and Global Health Care. This summary is not complete; for more complete information, please read this entire document. Note that certain information, as provided to the Directors at the August 5-7, 2008 Regular Board Meeting (the "Board Meeting"), is presented as of May 31, 2008. The Funds' Adviser, AllianceBernstein L.P., represented to the Directors at the Board Meeting that, if that information were updated, it would not differ in any material respect.

     Global Health Care is a diversified open-end investment company, with net assets as of May 31, 2008, of $106 million, that invests primarily in health care and health care-related industries. Global Tech Fund is a diversified open-end investment company, with net assets as of May 31, 2008, of approximately $1.5 billion, that invests primarily in technology and technology-related industries.

     Global Tech Fund has outperformed Global Health Care for the past one, three and five year periods. Comparative performance for the Funds' Class A shares as of June 30, 2008 is shown in the chart below.

                                                               Since Inception*/
                         One Year   Three Years   Five Years      Ten Years
                         --------   -----------   ----------      ----------

Global Health Care       -11.89%       1.54%         4.58%           3.06%*
Global Tech Fund          -6.00%       6.58%         8.27%           1.84%

----------
* Because Global Health Care's inception date was August 27, 1999, performance information for a 10 year period is not available.


     The year-to-date performance return through August 31, 2008 was -9.96% and -16.87% for Global Health Care and Global Tech Fund, respectively.

     The historical performance of Global Tech Fund shown above is for periods prior to implementation of the change in the name of Global Tech Fund to Global Thematic and associated changes in Global Tech Fund's investment strategy and portfolio management. The performance information may not be indicative of the performance that Global Thematic will achieve under its new policies.

Comparison of Investment Advisory Fees

     The Funds have nearly identical advisory agreements and pay advisory fees at the same annual rates. However, Global Tech Fund's fee is calculated using previous quarter-end aggregate net assets and Global Health Care's is calculated using average daily net assets. The Funds' and pro forma combined Fund's contractual and effective fee rates as of May 31, 2008 are:

                                                        Contractual Fee Rate
                                                        --------------------

     First $2.5 billion                                      .75%
     Next $2.5 billion                                       .65%
     Over $5 billion                                         .60%


                                                        Effective Contractual
                                                          Advisory Fee Rate
                                                          -----------------

     Global Health Care                                      .75%
     Global Tech Fund                                        .75%
     Global Thematic (pro forma)                             .75%

     In addition, the advisory agreements provide for the Funds to reimburse the Adviser for expenses incurred in providing administrative services to the Funds. For each of Global Health Care's and Global Tech Fund's most recently completed fiscal year, these reimbursements amounted to $105,584 and $93,206, respectively, or approximately .07% and .005% of the Fund's average daily net assets, respectively.

Comparison of Fees

     The Acquisition is expected to result in an operating expense ratio for the combined Fund that is significantly lower than the current, actual operating expense ratio of Global Health Care. The following table illustrates the Funds' expense ratios and pro forma expense ratio of the combined Fund for Class A shares as of June 30, 2008.

                                                         Total Annual
                                                        Expense Ratio
                                                        -------------

     Global Health Care                                     1.77%
     Global Tech Fund                                       1.49%
     Global Thematic (pro forma)                            1.49%



     As the table indicates, the Acquisition would result in a substantial, ongoing expense savings for Global Health Care. The operating expenses per share would be reduced for Global Health Care shares by .30%. The Fee Table, attached hereto as Appendix A, describes the fees and expense of each class of the Funds as of each Fund's fiscal year end and includes pro forma expenses for the combined Fund. The expenses of the Acquisition will be borne by Global Health Care. It will take approximately nine months for Global Health Care shareholders to make up the additional cost through the lower expenses of the combined Fund.


Comparison of Investment Objectives and Policies

     As noted above, the Directors of Global Tech Fund approved at the Board Meeting a change in Global Tech Fund's name to Global Thematic and revisions to its investment policies. Since its inception, Global Tech Fund has focused on investments in global growth equity companies that were expected to benefit from innovative technological advances and improvements. Global Tech Fund's new investment strategy will be broadened to include investments in a global universe of companies in multiple industries, many of which may benefit from technological innovation. The Fund's investments will not be restricted to any particular sector or industry. Drawing on the research initiatives of the Adviser, and its economists' macro-economic insights, the Fund's new investment strategy will seek to identify long-term trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund's portfolio and which are expected to change over time based on the Adviser's research.

     In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earning growth, valuation and quality of company management. Overall, the goal of this investment process is to identify the most attractive securities across multiple industries worldwide, fitting into our broader themes. The name and investment strategy and policy changes will become effective on the date of the Acquisition, which is expected to be on or about November 3, 2008.

     Both Global Health Care and Global Tech Fund, as well as its successor, Global Thematic, pursue the same investment objective of long-term growth of capital. The Funds also have similar investment policies, subject to their different sector focuses. The following table shows the investment objective and principal investment strategies of Global Health Care, the current policies of Global Tech Fund and the revised policies of Global Thematic.


             Global Health Care                Global Tech Fund                 Global Thematic
             ------------------                ----------------                 ---------------
Investment   Long-term growth of capital.      Long-term growth of capital.     Long-term growth of capital.
Objective

Principal    (i) Under normal circumstances,   (i) The Fund normally            (i) The Fund will not
Investment   the Fund invests at least 80%,    invests at least 80% of its      require an 80% policy.
Strategies   and normally substantially all,   net assets in the equity
             of its net assets in equity       securities of companies
             securities issued by companies    expected to derive a
             principally engaged in health     substantial portion of their
             care and health care-related      revenue from products and
             industries (companies             services in technology-related
             principally engaged in the        industries and/or to benefit
             discovery, development,           from technological advances
             provision, production or          and improvements (i.e.,
             distribution of products and      companies principally engaged
             services that relate to the       in the production, creation,
             diagnosis, treatment and          marketing or distribution of
             prevention of diseases or other   technology products and
             medical disorders).               services or that use
                                               technology extensively).

             (ii) The Fund is diversified.     (ii) The Fund is diversified.    (ii) The Fund will be diversified.

             (iii) The Fund normally invests   (iii) Normally, the Fund         (iii) The Fund will invest
             in securities of a smaller        invests in about 40-70           in about 60-80 companies.
             number of companies, usually      companies.
             about 25-45 companies.

             (iv) The Fund may invest in new,  (iv) The Fund invests in         (iv) The Fund will invest
             smaller, or less seasoned         well-known, established          in well-known, established
             companies, as well as in larger,  companies as well as new,        companies as well as new,
             established companies.            smaller or less-seasoned         smaller or less-seasoned
                                               companies.                       companies.

                                               The Fund may invest in any       The Fund may invest in any
                                               company and industry and in      company and industry and in
                                               any type of security, with       any type of security, with
                                               potential for capital            potential for capital
                                               appreciation.                    appreciation.

             (v) The Fund invests in a         (v) The Fund invests in a        (v) The Fund will invest in
             portfolio of securities of U.S.   global portfolio of securities   a global portfolio of
             and non-U.S. companies.  The      issued by U.S. and non-U.S.      securities issued by U.S.
             percentage of the Fund's assets   companies selected for their     and non-U.S. companies
             invested in securities of         capital appreciation potential.  selected for their capital
             companies in a particular                                          appreciation potential.
             country or denominated in a
             particular currency varies in
             accordance with the Adviser's
             assessment of appreciation
             potential.

             The Fund may invest without       The Fund invests in both         The Fund will invest in both
             limit in securities of issuers    developed and emerging market    developed and emerging
             in any one foreign country and    countries and may invest         market countries and may
             in emerging market countries.     without limit in securities of   invest without limit in
                                               issuers in any one country.      securities of issuers in
                                                                                any one country.


     Global Tech Fund and Global Health Care are both single-sector growth equity funds pursuing a focused investment strategy that targets innovative issuers in their respective sectors: Global Tech Fund's investment activity is focused on technology and technology-related companies while Global Health Care's is focused on health care and health care-related companies. Both Funds have the same investment objectives and restrictions and pursue similar investment strategies in their respective sectors. Global Thematic will also pursue a focused investment strategy but invest opportunistically in growth stocks worldwide across all sectors and industries. As the table above shows, except for the 80% sector policies, there are no major policy differences between the two Funds and Global Thematic. Each of the Funds is a diversified fund that invests in an international portfolio of equity securities in both developed and emerging market countries. Unlike Global Tech Fund and Global Health Care, however, Global Thematic will have the flexibility to invest in real estate investment trusts and zero-coupon bonds and payment-in-kind bonds. A more detailed comparison of the current investment policies and strategies of the two Funds and the proposed investment policies and strategies of Global Thematic is provided in Appendix B and the historical performance of the Funds is provided in Appendix C. You can find additional information on the Funds in the SAI.

     Currently, there is little overlap between the holdings of Global Tech Fund and Global Health Care, although all of Global Health Care's portfolio would be permitted investments for Global Tech Fund under its current guidelines. The Adviser anticipates that most of Global Health Care's securities will be retained by the combined Fund after the Acquisition since Global Health Care's holdings will help Global Thematic to pursue its broadened guidelines. While some reductions in portfolio positions may occur after the Acquisition, the Adviser believes that the transaction costs associated with these sales, which will be borne by Global Thematic, will be far outweighed by the benefit of acquiring Global Health Care's portfolio free of transaction costs.

Principal Risks

     Each Fund is subject to market risk, foreign risk, emerging market risk, currency risk, capitalization risk and focused portfolio risk. Global Thematic will be subject to the same risks. Global Health Care and Global Tech Fund are subject to industry/sector risk because they invest in specific industries. Global Thematic will not be subject to this risk because it may invest in growth stocks in all sectors and industries. A description of each of these risks and other potential risks is provided in Appendix D.

Federal Income Tax Consequences

     No gain or loss will be recognized by Global Health Care or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of Global Tech Fund received by a shareholder of Global Health Care (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of Global Health Care. The holding period of the shares of Global Tech Fund received by a shareholder of Global Health Care (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of Global Health Care held by the shareholder, provided that such shares are held as capital assets by the shareholder of Global Health Care at the time of the Acquisition. The holding period and tax basis of each asset of Global Health Care in the hands of Global Tech Fund as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of Global Health Care prior to the Acquisition. Provided that Global Health Care shares surrendered constitute capital assets in the hands of the shareholder, such gain or loss realized by the shareholder will be capital gain or loss upon ultimate disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Funds. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service.

     As of May 30, 2008, Global Health Care has realized gains and capital loss carryforwards, which can potentially offset some of these gains. The Adviser expects that Global Health Care's capital loss carryforwards will be extinguished at the end of its June 30, 2008 fiscal year and Global Health Care may have remaining capital gains at the effective date of the Acquisition. Therefore, a special capital gains distribution for Global Health Care may be necessary prior to the closing of the Acquisition. Global Health Care has capital loss carryforwards of, as of May 30, 2008, of approximately $6.124 million, or $0.75 per share. Global Tech Fund has substantial capital loss carryforwards of, as of May 30, 2008, approximately $2.192 billion, or $102.26 per share. The Adviser expects that most of Global Health Care's capital loss carryforwards will be utilized prior to the Acquisition. Based on information available as of May 30, 2008, however, the combined Fund would have capital loss carryforwards of $2.197 billion but, as a larger Fund, these capital loss carryforwards would be spread over a larger shareholder base, and amount to $95.67 per share. As a result, the capital loss carryforwards available to Global Health Care shareholders would be increased significantly, and those available to Global Tech Fund shareholders would be reduced modestly.

     Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in Information About the Transaction.

Comparison of Distribution and Purchase Procedures

     The distribution and purchase procedures of the Funds are identical. The shares of each Fund are offered to a broad range of investors. Global Thematic will have a different minimum initial investment of $10,000 as opposed to the current Global Health Care's and Global Tech Fund's minimum initial investment of $2,500. In addition, the account maintenance amount will be increased from $500 to $4,000 for new shareholders. Class A shares of each Fund are sold with a front-end sales load of up to 4.25% for purchases of less than $1,000,000. Class B shares are available at NAV without an initial sales charge. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. Class C shares are also available at NAV without an initial sales charge. Your investment, however, is subject to a 1% CDSC if you redeem your shares within one year. Advisor Class shares may be purchased through a financial adviser at NAV.

     Class A, Class R, Class K and Class I shares of each Fund are available to certain group retirement plans at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows: Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class R shares are designed for group retirement plans with plan assets up to $10,000,000. Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets. Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of the Adviser who invest at least $2,000,000 in a Fund.

     The CDSCs applicable to shares of Global Health Care will continue to apply to Global Tech Fund shares issued in the Acquisition. The CDSC period will be calculated from the date of the original purchase of Global Health Care shares. Class B shares of Global Health Care will convert to Class A shares after eight years.

     Each Fund's Class A shares have a .30% distribution (Rule 12b-1) fee. The Class B and Class C shares of each Fund have a 1.00% distribution fee. Each Fund's Class R shares have a .50% distribution fee and Class K shares have a ..25% distribution fee. The shares of each Fund may be exchanged for comparable classes of shares of other AllianceBernstein mutual funds. More information on distribution and purchase procedures of Global Tech Fund is provided in Appendix E.

Service Providers

     The Funds have the same service providers, which will continue in their capacity after the Acquisition, with two exceptions. Ernst & Young LLP, which is the independent registered accounting firm for Global Tech Fund, will serve in that capacity after the Acquisition in lieu of Global Health Care's current independent registered accounting firm, which is KPMG LLP. State Street Bank & Trust Company, which is the custodian and accounting agent for Global Tech Fund, will serve in that capacity after the Acquisition in lieu of Global Health Care's current custodian and accounting agent, which is Brown Brothers Harriman & Co.

Comparison of Business Structures

     The business structures of the Funds are identical. Global Health Care and Global Tech Fund are each organized as a Maryland corporation and are governed by their Charter, Bylaws and Maryland law. For more information on the comparison of the business structure of the Funds, see Appendix F.

                        INFORMATION ABOUT THE TRANSACTION

Description of the Plan

     As provided in the Plan, Global Tech Fund's successor, Global Thematic, will acquire all the assets and assume all the liabilities of Global Health Care at the effective time of the Acquisition (the "Effective Time"). In return, Global Thematic will issue to Global Health Care, and Global Health Care will distribute to its shareholders, a number of full and fractional shares of Global Thematic determined by dividing the net value of all the assets of Global Health Care by the NAV of one share of Global Thematic. For this purpose, the Plan provides the times for, and methods of, determining the net value of the assets of each Fund. The Plan provides that shareholders of Global Health Care will be credited with shares of Global Thematic corresponding to the aggregate NAV of Global Health Care shares that the shareholder holds of record at the Effective Time.

     Following the distribution of Global Thematic shares, Global Health Care will redeem its outstanding shares, wind up its affairs, cease operations, and dissolve as soon as is reasonably possible after the Acquisition.

     The projected expenses of the Acquisition, largely those for legal, accounting and printing expenses, are estimated to total approximately $227,000. The expenses will be borne by Global Health Care.

     The Acquisition of Global Health Care is expected to occur on or about November 3, 2008 and is conditioned upon its satisfying the terms of the Plan. Under applicable legal and regulatory requirements, none of the Global Health Care shareholders will be entitled to exercise objecting shareholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Plan. However, any shareholder of Global Health Care may redeem shares of common stock prior to the Acquisition.

     Completion of the Acquisition is subject to certain conditions set forth in the Plan, some of which may be waived by a party to the Plan. The Plan may be amended in any mutually agreed manner. The parties to the Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Directors that proceeding with the Plan is not in the best interests of the Fund or its shareholders.

     A copy of a form of the Plan is attached  as  Appendix  G.

Reasons for the Acquisition

     At the Board Meeting, the Adviser recommended that the Directors approve the Plan and Acquisition (the Directors of Global Health Care are the same as the Directors of Global Tech Fund). The Directors considered the factors discussed below from the point of view of the interests of Global Health Care and its shareholders. After careful consideration, the Directors (including all Directors who are not "interested persons" of the Fund, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of Global Health Care and that the interests of existing shareholders of the Funds would not be diluted as a result of the Acquisition. The Directors have unanimously approved the Plan and Acquisition.

     The Adviser presented the following reasons in favor of the Acquisition:

o Global Health Care began to lose assets in 2001 and since 2002 has been in net redemption. Global Health Care's assets, as of May 31, 2008, were $106 million. As the Fund's assets have declined, its expense ratio has been adversely affected.

o Since the bursting of the growth and tech "bubbles" in 2001, Global Tech Fund has remained in net redemption. However, Global Tech Fund is a substantially larger fund than Global Health Care, with assets, as of May 31, 2008, of $1.5 billion and a significantly lower expense ratio.

o Global Tech Fund and Global Health Care have similar investment objectives and restrictions and pursue similar strategies in their respective sectors. The Adviser noted that single sector growth equity funds have become less popular with investors since 2001 when the technology "bubble" burst and that this category of investment has not grown relative to other equity categories. In addition, the Adviser believes that the trend among investors is to access these sectors through exchange-traded funds or non-broker sold funds.

o The Adviser advised the Directors that it has concluded that Global Health Care will benefit from the changes approved by the Directors at the Board Meeting to rename Global Tech Fund as Global Thematic and to pursue a multi-sector opportunistic global growth investment strategy. The Adviser believes that this broadening of investment strategies will result in a more attractive fund for new investors and will also be a logical extension of the kind of investment opportunity existing Global Health Care shareholders were originally seeking.

At the Board Meeting, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

o potential shareholder benefits of the Acquisition, including the fact that the expense ratio of the Class A shares of Global Tech Fund, as of May 31, 2008, of 1.51%, is considerably lower than that of Global Health Care, with an expense ratio of, as of the same date, 1.80%, and that the pro forma expense ratio of the combined Fund would be 1.50%;

o the Adviser's expectation that Global Thematic will retain most of Global Health Care's portfolio securities after the Acquisition because these portfolio holdings will help Global Thematic to pursue its broadened investment guidelines and that some reduction of positions may occur after the Acquisition;

o the current asset levels of the Funds and the pro forma asset levels of the combined Fund;

o    the historical investment performance of the Funds;

o the identical investment objectives and similar investment strategies of Global Health Care and Global Tech Fund in their respective industry sectors;

o the portfolio managers of the Global Health Care and Global Tech Fund responsible for the day-to-day management of and investment decisions for the Funds' portfolios, and the portfolio management team that will be responsible for the day-to-day management of and investment decisions for Global Thematic after the Acquisition, which will be the Adviser's Global Thematic Portfolio Oversight Group;

o that Global Health Care has capital gains and capital loss carryforwards as of May 30, 2008, which can potentially offset these gains and that Global Health Care's capital loss carryforwards will be extinguished at the end of its June 30, 2008 fiscal year and Global Health Care may have remaining capital gains at the effective date of the Acquisition, which may require a special capital gains distribution prior to the Acquisition;

o that Global Tech Fund has substantial loss carryforwards of, as of March 30, 2008, of approximately $2.192 billion, or $102.26 per share, and that, as a result, the capital loss carryforwards available to Global Health Care shareholders after the Acquisition would be increased significantly;

o    the form of the Plan and the terms and conditions of the Acquisition;

o the fact that the Funds have identical advisory fee schedules and pay advisory fees at the same rate, and that Global Tech Fund's advisory fee is computed based on quarter-end net assets rather than average daily net assets as is the case for Global Health Care;

o whether the Acquisition would result in the dilution of shareholders' interests;

o    the number of shareholder accounts and average account sizes of the Funds;

o    changes in service providers that would result from the Acquisition;

o the benefits of the Acquisition to persons other than Global Health Care and its shareholders, in particular, the Adviser, which would benefit from the elimination of monitoring and administering the smaller Global Health Care;

o the fact that Global Thematic will assume all the liabilities of Global Health Care;

o    the expected federal income tax consequences of the Acquisition;

o    whether  the   Acquisition   would  be  preferable  to  a  merger  with  an
     unaffiliated fund or taking no action;

o the Adviser's representation that none of the financial information presented to the Directors had changed materially since May 31, 2008;

o    the costs of the  Acquisition,  which will be borne by Global  Health Care;
     and

o the fact that the Adviser has agreed to indemnify Global Thematic for a three-year period against any liability not disclosed or not reflected in the NAV of Global Health Care at the time of the Acquisition, to reimburse Global Thematic for any reasonable legal or other costs and expenses in connection with investigating any such liability, and to continue certain insurance coverage for a six-year period.

     Also at the Board Meeting, the Directors of Global Tech Fund approved the proposed Plan. No vote of shareholders of Global Tech Fund is required in connection with the Acquisition.

Description of Securities to be Issued

     Under the Plan, Global Thematic will issue additional shares of common stock of its Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I for distribution to Global Health Care. Under its Charter and Bylaws, Global Thematic may issue up to 3,000,000,000 shares of common stock, par value $.01 per share, for each of these Classes.

     When the Acquisition is consummated, shareholders of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I of Global Health Care will receive corresponding class shares of Global Thematic having an aggregate NAV equal to the aggregate NAV of the shareholder's shares in Global Health Care.

     Each share of Global Thematic represents an equal proportionate interest with other shares of Global Thematic. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to Global Thematic as authorized by the Directors. Shares of Global Thematic entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of Global Thematic received by Global Health Care in the Acquisition will be issued at NAV without a sales charge, fully paid and non-assessable.

Dividends and Other Distributions

     On or before the Closing Date, as defined in the Plan, Global Health Care will, if necessary, declare and pay as a distribution substantially all of its undistributed net investment income, net short-term capital gain and net long-term capital gain as applicable to maintain its treatment as a regulated investment company under the Code.

Surrender of Global Health Care Stock Certificates

     After the Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of Global Health Care will not receive, upon surrender of the certificate, a certificate representing the number of Global Tech Fund shares distributable as a result of an Acquisition since Global Tech Fund will not issue certificates representing Global Tech Fund shares in connection with the Acquisition. Ownership of Global Tech Fund's shares will be shown on the books of Global Tech Fund's transfer agent. Promptly after the Plan's Effective Time, AllianceBernstein Investor Services, Inc. ("ABIS") will mail to Global Health Care's certificate holders, instructions and a letter of transmittal for use in surrendering the certificate. Please do not send share certificates at this time. Although the certificates will be deemed for all purposes to evidence ownership of the equivalent number of Global Tech Fund shares, no dividends will be paid to holders of certificates of Global Health Care until the holder surrenders the certificates in accordance with the instructions and letter of transmittal. Any dividends on Global Tech Fund shares payable after the Effective Time will be paid to the certificate holder, without interest, when that holder surrenders Global Health Care share certificate for exchange.

Federal Income Tax Consequences

     Subject to certain stated assumptions contained therein, Global Health Care will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Global Health Care and Global Tech Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) a shareholder of Global Health Care will recognize no gain or loss on the exchange of the shareholder's shares of Global Health Care solely for shares of Global Tech Fund; (iii) neither Global Health Care nor Global Tech Fund will recognize any gain or loss upon the transfer of all of the assets of Global Health Care to Global Tech Fund in exchange for shares of Global Tech Fund and the assumption by Global Tech Fund of the liabilities of Global Health Care pursuant to the Plan or upon the distribution of shares of Global Tech Fund to shareholders of Global Health Care in exchange for their respective shares of Global Health Care; (iv) the holding period and tax basis of the assets of Global Health Care acquired by Global Tech Fund will be the same as the holding period and tax basis that Global Health Care had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of Global Tech Fund received in connection with the Acquisition by each shareholder of Global Health Care (including any fractional share to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares of Global Health Care surrendered in exchange therefor; (vi) the holding period of shares of Global Tech Fund received in connection with the Acquisition by each shareholder of Global Health Care (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of Global Health Care surrendered in exchange therefor, provided that such Global Health Care shares constitute capital assets in the hands of the shareholder as of the Closing Date; and (vii) Global Tech Fund will succeed to the capital loss carryovers of Global Health Care, if any, under Section 381 of the Code, but the use by Global Tech Fund of any such capital loss carryovers (and of capital loss carryovers of Global Tech Fund) may be subject to limitation under Section 383 of the Code. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

     Shareholders of Global Health Care are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

     For information on the existing and pro forma capitalization of the Funds, see Appendix H.

                           INFORMATION ABOUT THE FUNDS

     Global Tech Fund and Global Health Care are each a diversified, open-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 1982 and 1999, respectively.

Management of the Funds

     The Board of Directors of each Fund, which is comprised of the same persons, directs the management of the business and affairs of the Funds. Each Board of Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund's agreements with the Adviser, custodian and transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Fund's administrator, subject to the Fund's investment objective and policies and to general supervision by the Fund's Directors. Subsequent to the consummation of the Acquisition, the directors and officers of Global Tech Fund will continue to serve as the directors and officers of the combined Fund.

     Steven Nussbaum, M.D., a Senior Vice President and Research Analyst of the Adviser, is primarily responsible for day-to-day management of Global Health Care's portfolios. Dr. Nussbaum has been associated with the Adviser in a substantially similar capacity to his current position since prior to 2003.

     Ms. Janet Walsh, a member of the Adviser's Global Technology Research Team, is primarily responsible for day-to-day management of Global Tech Fund's portfolios. Ms. Walsh has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2003.

     The day-to-day management of and investment decisions for Global Thematic's portfolio will be made by the Adviser's Global Thematic Growth Portfolio Oversight Group, co-headed by Catherine Wood and Stephen Tong and comprised of Amy Raskin, Joseph G. Carson, Lisa A. Shalett and Vadim Zlotnikov,
representatives of the Adviser's Global Economic Research Team, Growth Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Mses. Wood and Raskin and Mr. Carson are Senior Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current position since prior to 2003. Mr. Tong is an Associate Director of Global Growth Research of the Adviser since December 2007. Prior thereto, he was Chief Executive Officer of AllianceBernstein Japan from March 2007 until December 2007. Prior thereto, he was Director of Japan Growth Research for AllianceBernstein Japan since prior to 2003. Ms. Shalett is an Executive Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2003. Mr. Zlotnikov is an Executive Vice President of the Adviser, and Chief Investment Officer of Growth Equities and head of Growth Portfolio Analytics since January 2008. Prior thereto, he was the chief investment strategist for Sanford C. Bernstein's institutional research unit since prior to 2003.

     The Prospectuses provide additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds. The prospectus and SAI of Global Thematic provide additional information about its portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in Global Thematic.

Advisory Agreement and Fees

     Each Fund's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2008 totaling over $717 billion (of which approximately $96 billion represented the assets of investment companies). As of June 30, 2008, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 53 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 37 registered investment companies managed by the Adviser, comprising 111 separate investment portfolios, with approximately 4.2 million retail accounts. The Adviser also serves as administrator for each Fund.

     Under each Fund's advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser provides office space, investment advisory services, and order placement facilities for the Fund and pays all compensation of directors and officers of the Fund who are affiliated persons of the Adviser. The Funds pay advisory fees to the Adviser at the same rates, which are .75% of the first $2.5 billion, .65% of the excess of $2.5 billion up to $5 billion and ..60% of the excess over $5 billion. Global Tech Fund's advisory fee is computed based on quarter-end net assets rather than average daily net assets as is the case for Global Health Care.

     The Advisory Agreements by their terms continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the directors of a Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Directors' approval of the investment advisory contracts of Global Health Care and Global Tech Fund is available in each Fund's Annual Report to Shareholders for fiscal years ended June 30, 2008 and July 31, 2007, respectively.

     The Adviser is the subject of certain legal proceedings instituted by the SEC and the Office of the New York Attorney General. A discussion of those proceedings is presented in Appendix I.

Distributor

     AllianceBernstein Investments, Inc. ("ABI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of each Fund's shares. Under a Distribution Services Agreement, each Fund pays distribution and service fees to the Distributor at an annual rate of up to .30% of each Fund's average daily net assets attributable to its Class A shares, 1.00% of each Fund's average daily net assets attributable to its Class B shares and 1.00% of each Fund's average daily net assets attributable to its Class C shares, .50% of each Fund's average daily net assets attributable to its Class R shares and .25% of each Fund's average daily net assets attributable to its Class K shares. The Distribution Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

Other Service Providers

     The Funds will have the same service providers after the Acquisition with two exceptions. ABIS, an affiliate of the Adviser, provides shareholder services for the Funds. The Funds compensate ABIS for these services. State Street Bank & Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian for Global Tech Fund and Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109, serves as custodian for Global Health Care. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as independent registered accounting firm for Global Tech Fund and KPMG LLP, 345 Park Avenue, New York, New York 10154, serves as independent registered accounting firm for Global Health Care. After the Acquisition, Ernst & Young LLP, State Street Bank & Trust Company, and ABIS will serve, respectively, as independent registered public accounting firm, custodian and transfer agent for the combined Fund.

                                  LEGAL MATTERS

     The validity of the shares offered hereby will be passed upon for Global Health Care by Seward & Kissel LLP.

                                     EXPERTS

     The audited financial statements and financial highlights of Global Health Care in the Prospectus and the SAI have been included in reliance on the reports of KPMG LLP, 345 Park Avenue, New York, New York 10154, the independent registered public accounting firm for Global Health Care, given on its authority as an expert in auditing and accounting. The audited financial statements and financial highlights of Global Tech Fund in the Prospectus and the SAI have been included in reliance on the reports of Ernst & Young LLP, 5 Times Square, New York, New York 10036, the independent registered public accounting firm for Global Tech Fund, given on its authority as an expert in auditing and accounting.

                              FINANCIAL HIGHLIGHTS

     Financial highlights information for each Fund is available at Appendix K.

                                   APPENDIX A

                                   FEE TABLE

      The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the sales charges, expenses of each Fund and estimates for the combined Fund in its first year following the Acquisition. The tables also include Annual Fund Operating Expenses and Expense Examples on a pro forma combined basis.

Shareholder Fees
(fees paid directly from
your investment)
                                                                                    Global Health
                                  Global Health    Global Health   Global Health    Care Advisor
                                  Care Class A     Care Class B    Care Class C     Class Global
                                  Global Tech      Global Tech     Global Tech      Tech Fund
                                  Fund Class A     Fund Class B    Fund Class C     Advisor
                                  Global           Global          Global           Class Global
                                  Thematic         Thematic        Thematic         Thematic
                                  (pro forma)      pro forma)      (pro forma)      (pro forma)
                                  Class A          Class B         Class C          Advisor Class
                                  -------          -------         -------          -----------
Maximum Sales Charge
(Load) Imposed on
Purchases (as
a percentage of
offering price)                   4.25%(a)         None            None             None

Maximum Deferred Sales
Charge (Load) (as a
percentage of offering
price or redemption
proceeds, whichever
is lower)                         None(a)          4.00%(a)(b)     1.00%(a)(c)      None

Exchange Fee                      None             None            None             None

                                                   Global Health   Global Health    Global Health
                                                   Care Class R    Care Class K     Care Class I
                                                   Global Tech     Global Tech      Global Tech
                                                   Fund Class R    Fund Class K     Fund Class I
                                                   Global          Global           Global
                                                   Thematic        Thematic         Thematic
                                                   (pro forma)     (pro forma)      (pro forma)
                                                   Class R         Class K          Class I
                                                   -------         -------          -------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of
offering price)                                    None            None             None

Maximum Deferred Sales
Charge (Load)(as a
percentage of original
purchase price or
redemption proceeds,
whichever is lower)                                None            None             None

Exchange Fee                                       None            None             None

(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge ("CDSC") may apply. CDSCs for Class A, Class B, and Class C shares may also be subject to waiver in certain circumstances.

(b) Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)  For Class C shares, the CDSC is 0% after the first year.

Annual Fund Operating Expenses
(expenses that are deducted from
Fund assets)

                                     Class A
                                     -------

                                  Global Health    Global Tech   Global Thematic
                                      Care            Fund         (pro forma)
                                      ----            ----         -----------

Management Fees                       .75%           .75%          .75%

Distribution and/or Service
(12b-1) Fees                          .30%           .30%          .30%

Other Expenses

   Transfer Agent                     .31%           .36%          .36%

   Other Expenses                     .41%           .08%          .08%
                                     -----          -----         -----

Total Other Expenses                  .72%           .44%          .44%
                                     -----          -----         -----

Total Fund Operating Expenses        1.77%          1.49%         1.49%
                                     =====          =====         =====


                                     Class B
                                     -------

                                  Global Health    Global Tech   Global Thematic
                                      Care            Fund         (pro forma)
                                      ----            ----         -----------

Management Fees                       .75%           .75%            .75%

Distribution and/or Service
   (12b-1) Fees                      1.00%          1.00%           1.00%

Other Expenses

   Transfer Agent                     .31%           .36%            .36%

   Other Expenses                     .41%           .08%            .08%
                                     -----          -----           -----

Total Other Expenses                  .72%           .44%            .44%
                                     -----          -----           -----

Total Fund Operating Expenses        2.47%          2.19%           2.19%
                                     =====          =====           =====

                                      Class C
                                      -------

                                  Global Health    Global Tech   Global Thematic
                                      Care            Fund         (pro forma)
                                      ----            ----         -----------

Management Fees                      .75%            .75%            .75%

Distribution and/or Service
   (12b-1) Fees                     1.00%           1.00%           1.00%

Other Expenses

      Transfer Agent                 .31%            .36%            .36%

      Other Expenses                 .41%            .08%            .08%
                                    -----           -----           -----

Total Other Expenses                 .72%            .44%            .44%
                                    -----           -----           -----

Total Fund Operating Expenses       2.47%           2.19%           2.19%
                                    =====           =====           =====


                                     Advisor Class
                                     -------------

                                  Global Health    Global Tech   Global Thematic
                                      Care            Fund         (pro forma)
                                      ----            ----         -----------

Management Fees                      .75%            .75%            .75%

Distribution and/or Service
   (12b-1) Fees                      None            None            None

Other Expenses

      Transfer Agent                 .31%            .36%            .36%

      Other Expenses                 .41%            .06%            .08%
                                    -----           -----           -----

Total Other Expenses                 .72%            .44%            .44%
                                    -----           -----           -----

Total Fund Operating Expenses       1.47%           1.19%           1.19%
                                    =====           =====           =====


                                     Class R
                                     -------

                                  Global Health    Global Tech   Global Thematic
                                      Care            Fund         (pro forma)
                                      ----            ----         -----------

Management Fees                      .75%            .75%            .75%

Distribution and/or Service
   (12b-1) Fees                      .50%            .50%            .50%

Other Expenses

      Transfer Agent                 .26%            .26%            .26%

      Other Expenses                 .41%            .08%            .08%
                                    -----           -----           -----

Total Other Expenses                 .67%            .34%            .34%
                                    -----           -----           -----

Total Fund Operating Expenses       1.92%           1.59%           1.59%
                                    =====           =====           =====


                                     Class K
                                     -------

                                  Global Health    Global Tech   Global Thematic
                                      Care            Fund         (pro forma)
                                      ----            ----         -----------

Management Fees                      .75%            .75%            .75%

Distribution and/or Service
   (12b-1) Fees                      .25%            .25%            .25%

Other Expenses

      Transfer Agent                 .20%            .20%            .20%

      Other Expenses                 .41%            .08%            .08%
                                    -----           -----           -----

Total Other Expenses                 .61%            .28%            .28%
                                    -----           -----           -----

Total Fund Operating Expenses       1.61%           1.28%           1.28%
                                    =====           =====           =====


                                     Class I
                                     -------

                                  Global Health    Global Tech   Global Thematic
                                      Care            Fund         (pro forma)
                                      ----            ----         -----------

Management Fees                      .75%           .75%            .75%

Distribution and/or Service
   (12b-1) Fees                     None            None            None

Other Expenses

      Transfer Agent                 .12%           .12%            .12%

      Other Expenses                 .41%           .08%            .08%
                                    -----          -----           -----

Total Other Expenses                 .53%           .20%            .20%
                                    -----          -----           -----

Total Fund Operating Expenses       1.28%           .95%            .95%
                                    =====          =====           =====

EXAMPLE

      The Examples are to help you compare the cost of investing in each Fund with the cost of investing in the combined Fund on a pro forma combined basis. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Fund's operating expenses stay the same and that all dividends and distributions are reinvested.

                                   Global Health Care
                                   ------------------

                                                                       Advisor
                   Class A   Class B+  Class B++  Class C+  Class C++  Class
                   -------   --------  ---------  --------  ---------  -----

After 1 Year         $597      $650       $250      $350       $250      $150

After 3 Years        $959      $970       $770      $770       $770      $465

After 5 Years      $1,344    $1,316     $1,316    $1,316     $1,316      $806

After 10 Years     $2,420    $2,634     $2,634    $2,806     $2,806    $1,757

+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 8 years.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 8 years.


                                                  Class R   Class K    Class I
                                                  -------   -------    -------

After 1 Year                                         $195      $164       $130

After 3 Years                                        $603      $508       $406

After 5 Years                                      $1,037      $876       $702

After 10 Years                                     $2,243    $1,911     $1,545


                                    Global Tech Fund
                                    ----------------

                                                                       Advisor
                   Class A   Class B+  Class B++  Class C+  Class C++  Class
                   -------   --------  ---------  --------  ---------  -----

After 1 Year         $570      $622      $222       $322      $222       $121

After 3 Years        $876      $885      $685       $685      $685       $378

After 5 Years      $1,204    $1,175    $1,175     $1,175    $1,175       $654

After 10 Years     $2,129    $2,347    $2,347     $2,524    $2,524     $1,443


+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 8 years.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 8 years.

                                                  Class R   Class K    Class I
                                                  -------   -------    -------

After 1 Year                                         $162      $130        $97

After 3 Years                                        $502      $406       $303

After 5 Years                                        $866      $702       $525

After 10 Years                                     $1,889    $1,545     $1,166


                              Global Thematic (Pro Forma)
                              ---------------------------

                                                                       Advisor
                   Class A   Class B+  Class B++  Class C+  Class C++  Class
                   -------   --------  ---------  --------  ---------  -----

After 1 Year         $570      $622      $222       $322      $222       $121

After 3 Years        $876      $885      $685       $685      $685       $378

After 5 Years      $1,204    $1,175    $1,175     $1,175    $1,175       $654

After 10 Years     $2,129    $2,347    $2,347     $2,524    $2,524     $1,443


+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 8 years.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 8 years.


                                                  Class R   Class K    Class I
                                                  -------   -------    -------

After 1 Year                                        $162      $130        $97

After 3 Years                                       $502      $406       $303

After 5 Years                                       $866      $702       $525

After 10 Years                                    $1,889    $1,545     $1,166

     The projected post-Acquisition pro forma Annual Fund Operating Expenses and Examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of Global Tech Fund and the Adviser.

                                      APPENDIX B

                   COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES
                        Global Health Care        Global Tech Fund      Combined Fund
                        ------------------        ----------------      -------------
Investment Objective    The Fund's investment     Same.                     Same.
                        objective is
                        long-term growth of
                        capital.

Status                  The Fund is diversified   Same.                     Same.

                             Investment Policies(1)
--------------------------------------------------------------------------------------------

Rule 35d-1/80% Policy   Under normal              The Fund normally         The combined
                        circumstances, the        invests at least 80% of   Fund will be
                        Fund invests at least     its net assets in the     renamed and will
                        80%, and normally         equity securities of      not require an
                        substantially all, of     companies expected to     80% policy.
                        its net assets in         derive a substantial
                        equity securities         portion of their
                        issued by companies       revenue from products
                        principally engaged in    and services in
                        health care and health    technology-related
                        care-related              industries and/or to
                        industries (companies     benefit from
                        principally engaged in    technological advances
                        the discovery,            and improvements
                        development,              (i.e., companies
                        provision, production     principally engaged in
                        or distribution of        the production,
                        products and services     creation, marketing or
                        that relate to the        distribution of
                        diagnosis, treatment      technology products
                        and prevention of         and services or that
                        diseases or other         use technology
                        medical disorders).       extensively).

Investment Policies     The Fund normally         The Fund invest in about  The combined Fund
                        invests in securities     50-70 companies.          will invest in about
                        of a smaller number of                              60-80 companies
                        companies, usually
                        about 25-45 companies.    The Fund invests
                                                  in well-known,
                        The Fund may invest in    established
                        new, smaller, or less     companies as well as
                        seasoned companies, as    new, smaller or
                        well as in larger,        less-seasoned
                        established companies.    companies.

                                                  The Fund may invest
                                                  in any company and
                                                  industry and in any
                                                  type of security,
                                                  with potential for
                                                  capital appreciation.

Foreign Investments     The Fund invests in a     The Fund invests in       Same as Global
                        portfolio of              a global portfolio        Tech Fund.
                        securities of U.S. and    of securities issued
                        non-U.S. companies.       by U.S. and non-U.S.
                        The percentage of the     companies selected
                        Fund's assets invested    for their capital
                        in securities of          appreciation
                        companies in a            potential.
                        particular country or
                        denominated in a          The Fund invests in
                        particular currency       both developed and
                        varies in accordance      emerging market
                        with the Adviser's        countries and may
                        assessment of             invest without limit
                        appreciation potential.   in securities of
                                                  issuers in any one
                                                  country.

                        The Fund may invest
                        without limit in
                        securities of issuers
                        in any one foreign
                        country and in
                        emerging market
                        countries.



Synthetic Foreign       The Fund may invest in    Same.                     Same.
Equity Securities       synthetic foreign
                        equity securities.
                        (See Exhibit A for a
                        description of
                        synthetic foreign
                        equity securities.)

Derivatives             The Fund may, but is      Same.                     Same.
                        not required to, use
                        derivatives for risk
                        management purposes or
                        as part of its
                        investment strategies.
                        The Fund may use forward
                        contracts, forward
                        currency exchange
                        contracts, futures
                        contracts and options
                        on futures contracts,
                        options, options on
                        foreign currencies,
                        options on securities,
                        options on securities
                        indices, swap
                        transactions, currency
                        swaps, interest rate
                        swaps, caps and
                        floors, and synthetic
                        foreign equity
                        securities.

Credit Default Swaps    The Fund may enter        Same.                     Same.
                        into credit default
                        swaps.

Convertible Securities  The Fund may invest in    Same.                     Same.
                        convertible securities.

Depositary Receipts     The Fund may invest in    Same.                     Same.
                        American Depositary
                        Receipts ("ADRs"),
                        European Depositary
                        Receipts ("EDRs"),
                        Global Depositary
                        Receipts ("GDRs") or
                        other securities
                        representing securities
                        of companies based in
                        countries other than the
                        United States.

Repurchase Agreements   The Fund may enter        Same.                     Same.
                        into repurchase
                        agreements pertaining
                        to U.S. Government
                        Securities with member
                        banks of the Federal
                        Reserve System or
                        "primary dealers" (as
                        designated by the
                        Federal Reserve Bank
                        of New York) in such
                        securities.  There is
                        no percentage
                        restriction on the
                        Fund's ability to
                        enter into repurchase
                        agreements.  Currently,
                        the Fund intends to
                        enter into repurchase
                        agreements only with
                        its custodian and such
                        primary dealers.

Standby Commitments     The Fund may from time    Same.                     Same.
                        to time enter into
                        standby commitments.

Forward Commitments     The Fund may enter        Same.                     Same.
                        into forward
                        commitments.

Rights and Warrants     The Fund may invest in    Same.                     Same.
                        rights or warrants.

Short Sales             The Fund may make         Same.                     Same.
                        short sales as a part
                        of overall portfolio
                        management or to
                        offset a potential
                        decline in the value
                        of a security.

Illiquid Securities     The Fund will limit       Same.                     Same.
                        its investment in
                        illiquid securities to
                        no more than 15% of
                        net assets or such
                        other amount permitted
                        by guidance regarding
                        the 1940 Act.

Other Investment        The Fund may invest in    Same.                     Same.
Companies               other investment
                        companies, as permitted
                        by the Investment Company
                        Act of 1940, as amended
                        (the "1940 Act") or the
                        rules and regulations
                        thereunder. The Fund
                        intends to invest
                        uninvested cash balances
                        in an affiliated money
                        market fund as permitted
                        by Rule 12d1-1 under the
                        1940 Act.

Real Estate Investment  None.                     The Fund may invest in    Same as Global
Trusts                                            real estate investment    Tech Fund.
                                                  trusts.

Zero-Coupon and         None.                     The Fund may invest in    Same as Global
Payment-in-Kind Bonds                             "zero-coupon" bonds       Tech Fund.
                                                  and "payment-in-kind"
                                                  bonds.

Securities Lending      The Fund may lend         Same.                     Same.
                        portfolio securities
                        to the extent
                        permitted under the
                        1940 Act or the rules
                        and regulations
                        thereunder (as such
                        statute, rules or
                        regulations may be
                        amended from time to
                        time) or by guidance
                        regarding,
                        interpretations of,
                        or exemptive orders
                        under, the 1940 Act.

Margin                  The Fund may not          Same.                     Same.
                        purchase securities
                        on margin, except (i)
                        as otherwise provided
                        under rules adopted
                        by the SEC under the
                        1940 Act or by
                        guidance regarding
                        the 1940 Act, or
                        interpretations
                        thereof, and (ii)
                        that the Fund may
                        obtain such
                        short-term credits as
                        are necessary for the
                        clearance of
                        portfolio
                        transactions, and the
                        Fund may make margin
                        payments in
                        connection with
                        futures contracts,
                        options, forward
                        contracts, swaps,
                        caps, floors, collars
                        and other financial
                        instruments.

Industry Concentration  The Fund may not          Same.                     Same.
                        concentrate
                        investments in an
                        industry, as
                        concentration may be
                        defined under the
                        1940 Act or the rules
                        and regulations
                        thereunder (as such
                        statute, rules or
                        regulations may be
                        amended from time to
                        time) or by guidance
                        regarding,
                        interpretations of,
                        or exemptive orders
                        under, the 1940 Act
                        or the rules or
                        regulations
                        thereunder published
                        by appropriate
                        regulatory
                        authorities.  (F)

Borrowing               The Fund may not          Same.                     Same.
(Senior Securities)     issue any senior
                        security (as that term
                        is defined in the 1940
                        Act) or borrow money,
                        except to the extent
                        permitted by the 1940
                        Act or the rules and
                        regulations thereunder
                        (as such statute, rules
                        or regulations may be
                        amended from time to
                        time) or by guidance
                        regarding, or inter-
                        pretations of, or
                        exemptive orders under,
                        the 1940 Act or the
                        rules or regulations
                        thereunder published by
                        appropriate regulatory
                        authorities. For the
                        purposes of this
                        restriction, margin and
                        collateral arrangements,
                        including, for example,
                        with respect to permitted
                        borrowings, options,
                        futures contracts,
                        options on futures
                        contracts and other
                        derivatives such as swaps
                        are not deemed to involve
                        the issuance of a senior
                        security. (F)

Lending                 The Fund may not make     Same.                     Same.
                        loans except through
                        (i) the purchase of
                        debt obligations in
                        accordance with its
                        investment objective
                        and policies; (ii)
                        the lending of
                        portfolio securities;
                        (iii) the use of
                        repurchase
                        agreements; or (iv)
                        the making of loans
                        to affiliated funds
                        as permitted under
                        the 1940 Act, the
                        rules and regulations
                        thereunder (as such
                        statutes, rules or
                        regulations may be
                        amended from time to
                        time), or by guidance
                        regarding, and
                        interpretations of,
                        or exemptive orders
                        under, the 1940 Act.
                        (F)

Real Estate             The Fund may not          Same.                     Same.
                        purchase or sell real
                        estate except that it
                        may dispose of real
                        estate acquired as a
                        result of the
                        ownership of
                        securities or other
                        instruments. This
                        restriction does not
                        prohibit the Fund from
                        investing in
                        securities or other
                        instruments backed by
                        real estate or in
                        securities of
                        companies engaged in
                        the real estate
                        business. (F)

Commodities             The Fund may not          Same.                     Same.
                        purchase or sell
                        commodities regulated
                        by the Commodity
                        Futures Trading
                        Commission under the
                        Commodity Exchange Act
                        or commodities
                        contracts except for
                        futures contracts and
                        options on futures
                        contracts. (F)

Underwriting            The Fund may not act      Same.                     Same.
                        as an underwriter of
                        securities, except
                        that the Fund may
                        acquire restricted
                        securities under
                        circumstances in
                        which, if such
                        securities were sold,
                        the Fund might be
                        deemed to be an
                        underwriter for
                        purposes of the
                        Securities Act of
                        1933, as amended. (F)

----------
(1) Policies with the notation "F" are fundamental policies.

                                   APPENDIX C

                                FUND PERFORMANCE

     The charts below show the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2007, for Class A shares of each Fund.

     They should give you a general idea of how each Fund's return has varied from year to year. The historical performance of Global Tech Fund shown below is for periods prior to implementation of the change in the name of Global Tech Fund to Global Thematic and associated changes in Global Tech Fund's investment strategy and portfolio management. The performance information may not be indicative of the performance that Global Thematic will achieve under its new policies. The charts include the effects of Fund expenses, but not applicable sales charges. Returns would be lower if any applicable sales charges were included. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that Global Tech Fund will achieve any particular level of performance after the Acquisition. Additional discussion of the manner of calculation of total return is contained in the Prospectuses of each Fund.

Calendar Year Total Returns

                               Global Health Care
                               ------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[The following table was depicted as a bar chart in the printed material.]

n/a   n/a    31.44   -17.56  -17.24   21.05    6.22     17.39   0.51    7.55
--------------------------------------------------------------------------------
98    99     00       01      02       03       04       05      06     07

                                                        Calendar Year End(%)


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

The Performance return for the period April 1, 2008 through June 30, 2008 was -1.29%.

Best quarter was up 13.76% in the 2nd quarter, 2000; and Worst quarter was down -19.20% in the 1st quarter, 2001.

                                   Global Tech Fund
                                   ----------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[The following table was depicted as a bar chart in the printed material.]

63.14  71.78   -24.62   -18.13  -42.95   41.67     4.93    4.97     8.12   20.29
--------------------------------------------------------------------------------
  98    99       00        01      02      03       04      05       06      07

                                                           Calendar Year End(%)


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

The performance return for the period April 1, 2008 through June 30, 2008 was 2.82%.

Best quarter was up 44.57% in the 4th quarter, 1999; and Worst quarter was down -35.31% in the 3rd quarter, 2001.

The following tables list each Fund's average annual total return before taxes for each class of shares that will be involved in the Acquisition for the one-year, five-year and since inception periods ended December 31, 2007 for each Fund (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.

Average Annual Total Returns

                                   Global Health Care
                                   ------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                                                       Since
                                                  1 Year    5 Years  Inception**
                                                  ------    -------  -----------

Class A***              Return Before Taxes       2.96%      9.32%     4.48%
                        Return After Taxes
                        on Distributions          2.96%      9.32%     4.45%
                        Return After Taxes
                        on Distributions and
                        Sale of Fund Shares       1.92%      8.12%     3.88%

Class B                 Return Before Taxes       2.68%      9.44%     4.28%

                                                                       Since
                                                  1 Year    5 Years  Inception**
                                                  ------    -------  -----------

Class C                 Return Before Taxes       5.82%      9.50%     4.27%

Advisor Class           Return Before Taxes       7.95%     10.63%     5.45%

Class R                                           7.49%     10.14%**   4.86%

Class K                                           7.80%     10.46%**   5.14%

Class I                                           8.26%     10.78%**   5.43%

MSCI World Index
  (Net)+                                          9.04%     16.96%     4.45%

MSCI Health Care
  Index (Net)+                                    3.94%      9.66%     4.42%

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Dates for Class A, Class B, Class C and Advisor Class shares:
     8/27/99, and for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.
***  After-tax Returns:
        -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;
        -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
        -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+ The MSCI World Index (Net) and the MSCI World Healthcare Index (Net) reflect no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S. withholding taxes.

                                    Global Tech Fund
                                    ----------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                                1 Year    5 Years  10 Years
                                                ------    -------  --------

Class A**               Return Before Taxes     15.18%    14.21%     5.67%
                        Return After Taxes
                        on Distributions        15.18%    14.21%     5.26%
                        Return After Taxes
                        on Distributions and
                        Sale of Fund Shares      9.87%    12.50%     4.84%

Class B                 Return Before Taxes     15.32%    14.32%     5.49%

Class C                 Return Before Taxes     18.40%    14.37%     5.35%

Advisor Class           Return Before Taxes     20.71%    15.57%     6.45%

Class R                                         20.09%    15.08%***  5.97%***

Class K                                         20.52%    15.44%***  6.27%***

Class I                                         20.82%    15.74%***  6.54%***

MSCI World Index
  (Net)+                                         9.04%    16.96%     7.00%

MSCI World Information
  Technology
  Index (Net)+                                   15.10%    14.91%    NA

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   After-tax Returns:
        -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;
        -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
        -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*** Inception Dates for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.
+ The MSCI AC World Index (ex. U.S.) (Net) and the MSCI World Index (ex. U.S.) (Net) reflect no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S. withholding taxes.

                                   APPENDIX D

                  DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS

     Among the principal risks of investing in the Funds are market risk, foreign (non-U.S.) risk, emerging market risk, currency risk, capitalization risk and focused portfolio risk. Global Thematic will be subject to the same risks. Global Health Care and Global Tech Fund are subject to industry/sector risk because they invest in specific industries. Global Thematic will not be subject to this risk because it may invest in growth stocks in all sectors and industries. Each of these risks is more fully described below. Each Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

Market Risk                This is the risk that the value of a Fund's
                           investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods. It includes the risk that a particular style of investing, such as growth, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk    A Fund's investments in foreign (non-U.S.)
                           securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Foreign companies usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S.
                           standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic development could adversely affect a Fund's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic, political and social instability, and investments in companies in emerging markets may have more risk because these securities may be more volatile and less liquid. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

Emerging Market Risk       Foreign investment risk may be particularly
                           high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risk of investing in developed foreign
                           (non-U.S.) countries.

Currency Risk              This is the risk that changes in foreign
                           (non-U.S.) currency exchange rates may
                           negatively affect the value of a Fund's
                           investments or reduce the returns of a Fund.
                           For example, the value of a Fund's investments in foreign stocks or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) or other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets.

Capitalization Risk        This is the risk of investments in small- to
                           mid-capitalization companies. Many of the foreign companies in which the Funds invest are small- to mid-sized companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies.
                           A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

Industry/Sector Risk       This is the risk of investments in a particular
                           industry or group of related industries, such as the health care industry. Market or economic factors affecting that industry could have a major effect on the value of the Fund's investments.

Focused Portfolio Risk     A Fund that invests in a limited number of
                           companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

Management Risk            Each Fund is subject to management risk because it
                           is an actively managed investment portfolio. The
                           Adviser will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that its decisions will produce the desired results.

                                   APPENDIX E

      CERTAIN INFORMATION APPLICABLE TO CLASS A, CLASS B, CLASS C, CLASS R,
          CLASS K, CLASS I AND ADVISOR CLASS SHARES OF GLOBAL THEMATIC

How to Buy Shares

Class A Shares
---------------

      Class A shares are sold with a front-end sales charge of up to 4.25% for purchases of less than $1,000,000.

Class B and Class C Shares
---------------------------

      Class B and Class C shares may be purchased through financial intermediaries, such as broker-dealers or banks. You may also purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investments, Inc. ("ABI").

Advisor Class Shares
---------------------

      You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

     o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter;

     o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

     o by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      The Fund's Prospectuses have more detailed information about who may purchase and hold Advisor Class shares.

Class A, Class R, Class K and Class I Shares
---------------------------------------------

      Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows: Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class R shares are designed for group retirement plans with plan assets up to $10,000,000. Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets. Class K and Class I shares are sold without an initial sales charge.

      Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of the Adviser who invest at least $2,000,000 in the Fund and its affiliates.

      Class A, Class K and Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.

Required Information
---------------------

      The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority member firm.

General
--------

      The Fund may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Different Share Class Expenses

      This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (Rule 12b-1 fees) or contingent deferred sales charges. Please see below for a discussion of how CDSCs are calculated.

                            What is a Rule 12b-1 Fee?

          A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Fund's fee table near the front of its Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
---------------------------------------------------------------------------

      The Fund has adopted plans under SEC Rule 12b-1 that allow the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares involved in the Acquisition is:


                                    Distribution and/or Service
                                      (Rule 12b-1) Fee (as a
                                      Percentage of Aggregate
                                     Average Daily Net Assets)
                                    -----------------------------

Class A                                        .30%
Class B                                       1.00%
Class C                                       1.00%
Class R                                        .50%
Class K                                        .25%
Class I                                        None
Advisor Class                                  None

      Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C, and Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class B, Class C, and Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.


Class A Shares - Initial Sales Charge Alternative
-------------------------------------------------

     You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates the Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
---------------------------------------------------

      Class B shares do not have an initial sales charge. Your investment, however, is subject to a CDSC if you redeem within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:


Year Since Purchase                         CDSC
-------------------                         ----

First                                       4.00%
Second                                      3.00%
Third                                       2.00%
Fourth                                      1.00%
Fifth and thereafter                        None

      If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of the CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

      Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
------------------------------------------------------

      Class C shares may be purchased at NAV without an initial sales charge. Your investment, however, is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The one-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. Class C shares do not convert to any other class of shares of the Fund.

Class R, Class K and Class I Shares
------------------------------------

      Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

Advisor Class Shares - Fee-Based Program Alternative
-----------------------------------------------------

      You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

Distribution Arrangements for Group Retirement Plans

      The Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements that are different from those described in the Fund's Prospectus and SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in the Fund's Prospectus and SAI. Group retirement plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Payments to Financial Intermediaries

      Financial intermediaries market and sell shares of the Fund. These financial intermediaries may receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

                        What is a Financial Intermediary?

          A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

      In the case of Class A shares, the Fund's principal underwriter, ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

      In the case of Class B shares, ABI must pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

      In the case of Class C shares, ABI must pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

      In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

      In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

      Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions;

     o    Rule 12b-1 fees;

     o    additional distribution support;

     o    defrayal of costs for educational seminars and training; and

     o payments related to providing shareholder recordkeeping and/or transfer agency services.

Other Payments for Distribution Services and Educational Support

      In addition to the Rule 12b-1 fees described above, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employers in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firm's employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals.

      For 2008, ABI's additional payments to these firms for educational support and distribution assistance related to the AllianceBernstein Mutual Funds is expected to be approximately $1.5 million. In 2007, ABI paid additional payments of approximately $1.2 million, for the AllianceBernstein Mutual Funds.

      A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred" list. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

      The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in the Fund's Prospectus.

      If one mutual fund sponsor makes greater distribution assistance payments than another, a financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

      Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

      ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     A.G. Edwards
     AIG Advisor Group
     Ameriprise Financial Services
     AXA Advisors
     Cadaret, Grant & Co.
     CCO Investment Services
     Charles Schwab
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Donegal Securities
     Independent Financial Marketing Group
     ING Advisors Network
     LPL Financial Corporation
     McDonald Investments
     Merrill Lynch
     MetLife Securities
     Morgan Stanley
     Mutual Service Corporation
     PFS Investments
     Raymond James
     RBC Dain Rauscher
     Robert W. Baird
     Securities America
     Signator Investors
     UBS AG
     UBS Financial Services
     Wachovia Securities
     Wells Fargo Investments

      Although the Fund may use brokers or other financial intermediaries who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

How to Exchange Shares

      You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone or through your financial intermediary. In order to receive a day's NAV, AllianceBernstein Investment Services, Inc., ("ABIS") or your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern Time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

How to Sell or Redeem Shares

     You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor. Your financial intermediary must receive your sales request by 4:00 p.m., Eastern Time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Frequent Purchases and Redemptions of Fund Shares

      The Fund's Board of Directors (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally
----------------------------------------------------------------

     While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.


      A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

      A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in fixed-income securities, such as high yield bonds, asset-backed securities, or foreign fixed-income securities, that may be timely traded or traded infrequently.

Policy Regarding Short-Term Trading
------------------------------------

      Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

      Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

      Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity
-------------------------------------

      A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices
-------------------------------------------------------------------------

      Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

How the Fund Values Its Shares

     The Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

      The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

      Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many of these securities using fair value prices based on independent pricing services or third party vendor tools to the extent available.

      Subject to the Board's oversight, the Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

      Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

                                   APPENDIX F

                                OTHER INFORMATION

     The following information provides only a summary of the key features of the organizational structure and governing documents of the Funds. Global Health Care and Global Tech Fund are each organized as a Maryland corporation. Accordingly, there are no significant differences among the Funds in terms of their corporate organizational structures.

General

      Each Fund has procedures available to its respective shareholders for calling shareholders' meetings and for the removal of Directors. Under the Fund's Charter, a Director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of Directors. In addition, shareholder-requested special meetings of shareholders for any other purpose shall be called by a Fund's Secretary only upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

      For each Fund, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Fund. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of Directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law.

Shares of Common Stock of the Funds

      The Funds' shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Funds are organized as series of the same Maryland corporation and thus their shareholders have the same rights due to them under state law. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, the Funds are required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if a Fund seeks to change its fundamental investment policies.

Dividends and Distributions

      The Funds have the same dividends and distributions policies. While each of the Funds intends to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

      Each of the Fund's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. A shareholder may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The shareholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Indemnification and Liability of Directors and Officers

     The charters of Global Health Care and Global Tech Fund generally provide for the indemnification of officers and Directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of Global Health Care and Global Tech Fund contain such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                   APPENDIX G

        FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION BETWEEN ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND, INC. AND ALLIANCEBERNSTEIN
                          GLOBAL TECHNOLOGY FUND, INC.

                AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF
                 ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND, INC.

                                      As of
                                 [         ], 2008

      This Agreement and Plan of Acquisition and Liquidation (the "Acquisition
Plan") is made as of this [   ] day of [       ] 2008, by and between
AllianceBernstein Global Technology Fund, Inc. and, effective November 3, 2008, its successor fund, AllianceBernstein Global Thematic Growth Fund, Inc. ("Acquiring Fund"), a Maryland corporation, and AllianceBernstein Global Health Care Fund, Inc. (the "Acquired Fund"), a Maryland corporation.

      WHEREAS, Acquiring Fund and the Acquired Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the parties desire that the Acquired Fund transfer all of the assets attributable to its Class A shares held by stockholders ("Stockholders") in exchange for Class A shares of equal net asset value of Acquiring Fund ("Class A Acquisition Shares"), transfer all of the assets attributable to its Class B shares held by Stockholders in exchange for Class B shares of equal net asset value of Acquiring Fund ("Class B Acquisition Shares"), transfer all of the assets attributable to its Class C shares held by Stockholders in exchange for Class C shares of equal net asset value of Acquiring Fund ("Class C Acquisition Shares"), transfer all of the assets attributable to its Advisor Class shares held by Stockholders in exchange for Advisor Class shares of equal net asset value of Acquiring Fund ("Advisor Class Acquisition Shares"), transfer all of the assets attributable to its Class R shares held by Stockholders in exchange for Class R shares of equal net asset value of Acquiring Fund ("Class R Acquisition Shares"), transfer all of the assets attributable to its Class K shares held by Stockholders in exchange for Class K shares of equal net asset value of Acquiring Fund ("Class K Acquisition Shares"), transfer all of the assets attributable to its Class I shares held by Stockholders in exchange for Class I shares of equal net asset value of Acquiring Fund ("Class I Acquisition Shares" and together with the Class A Acquisition Shares, Class B Acquisition Shares, Class C Acquisition Shares, Advisor Class Acquisition Shares, Class R Acquisition Shares, and Class K Acquisition Shares, the "Acquisition Shares") and distribute the Class A Acquisition Shares, Class B Acquisition Shares, Class C Acquisition Shares, Advisor Class Acquisition Shares, Class R Acquisition Shares, Class K Acquisition Shares, and Class I Acquisition Shares to Stockholders of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I, respectively, of the Acquired Fund (the "Acquisition"); and

      WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

      Now, therefore, Acquiring Fund and the Acquired Fund agree as follows:

1.   Definitions
     -----------

     In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act           Securities Act of 1933, as amended.

Assets All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Fund's books.


Closing Date       Such date as the parties may agree.

Effective Time     5:00 p.m., Eastern time, on the Closing Date, or such other time as the parties may agree to in writing.

Financial
Statement          The audited financial statements of the relevant Fund for
                   its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund               Acquiring Fund and/or the Acquired Fund, as the case may be.

Liabilities        All liabilities, expenses and obligations of any kind
                   whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration
Statement          The Registration Statement of Acquiring Fund on Form N-14
                   under the 1940 Act that will register the Acquisition
                   Shares to be issued in the Acquisition.


Valuation Time     The close of regular session trading on the New York Stock
                   Exchange ("NYSE") on the Closing Date, when for purposes of the Acquisition Plan, Acquiring Fund determines its net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV A Fund's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.   Regulatory Filings
     ------------------

     Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.   Transfer of the Acquired Fund's Assets
     --------------------------------------

     Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

     (a) On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

     (b) Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund Stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (i) all the excess of (A) Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (B) Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of Acquired Fund's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (iii) all of Acquired Fund's net realized capital gain (as defined in Code
          Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on July 31, 2007, and for the short taxable year beginning on August 1, 2007 and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

     (c) At the Effective Time, pursuant to Articles of Transfer accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"), the Acquired Fund shall assign, transfer, deliver and convey the Assets to Acquiring Fund, subject to the Liabilities. Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of Acquiring Fund, and
          (ii) the Liabilities at the Effective Time shall attach to Acquiring Fund, and shall be enforceable against Acquiring Fund to the same extent as if initially incurred by Acquiring Fund.

     (d) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if Acquiring Fund determines that, as a result of the Acquisition, Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to Acquiring Fund, Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

     (e) The Acquired Fund shall assign, transfer, deliver and convey the Assets to Acquiring Fund at the Effective Time on the following basis:

          (i) The value of the Assets less the Liabilities of the Acquired Fund attributable to shares of Class A held by Stockholders, shares of Class B held by Stockholders, shares of Class C held by Stockholders, shares of Advisor Class held by Stockholders, shares of Class R held by Stockholders, shares of Class K held by Stockholders, and shares of Class I held by Stockholders, determined as of the Valuation Time, shall be divided by the then NAV of one Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I Acquisition Shares so determined, rounded to the second decimal place or such other decimal place as the parties may agree to in writing;

          (ii) The NAV of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I Acquisition Shares to be delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with Acquiring Fund's then applicable valuation procedures, and the net value of the Assets to be conveyed to Acquiring Fund shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund; and

          (iii) The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to Brown Brothers Harriman & Company, as custodian for Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by Acquiring Fund.

     (f) Promptly after the Closing Date, the Acquired Fund will deliver to Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

4. Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records
     ------------------------------------------------------------------------

     The Acquired Fund and Acquiring Fund also shall take the following steps, as applicable:

     (a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall terminate by transferring pro rata to its Stockholders of Class A of record Class A Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(i) of this Acquisition Plan; to its Stockholders of Class B of record Class B Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(i) of this Acquisition Plan; to its Stockholders of Class C of record Class C Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(i) of this Acquisition Plan; to its Stockholders of Advisor Class of record Advisor Class Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(i) of this Acquisition Plan; to its Stockholders of Class R of record Class R Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(i) of this Acquisition Plan; to its Stockholders of Class K of record Class K Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(i) of this Acquisition Plan; and to its Stockholders of Class I of record Class I Acquisition Shares received by the Acquired Fund pursuant to
          Section 3(e)(i) of this Acquisition Plan. Acquiring Fund shall establish accounts on its share records and note on such accounts the names of the former Acquired Fund Stockholders and the types and amounts of Acquiring Fund shares that former Acquired Fund Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund shares shall be carried to the second decimal place. Acquiring Fund shall not issue certificates representing Acquiring Fund shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously cancelled on the books of the Acquired Fund. Ownership of Acquiring Fund's shares will be shown on the books of Acquiring Fund's transfer agent.

          Following distribution by the Acquired Fund to its Stockholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

     (b) At and after the Closing Date, the Acquired Fund shall provide Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.   Certain Representations and Warranties of the Acquired Fund
     -----------------------------------------------------------

     The Acquired Fund represents and warrants to Acquiring Fund as follows:

     (a) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time.

     (b) The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

     (c) The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered this Acquisition Plan. This Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and the consummation of the transactions contemplated by this Acquisition Plan will not, violate the Acquired Fund's Charter, its Bylaws or any material agreement to which the Acquired Fund is subject. Except for the approval of its Board, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Acquisition Plan and the transactions contemplated herein.

     (d) The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

     (e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders and at the Effective Time, insofar as it relates to the Acquired Fund, shall
          (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

     (f) The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

     (g) The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 3(b) hereof.

     (h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

     (i) The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

     (j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

     (k) To the knowledge of the Acquired Fund, except as has been disclosed in writing to Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Acquisition Plan.

     (l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Acquisition Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments that, if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

     (m) The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to Acquiring Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

     (n) For federal income tax purposes, the Acquired Fund qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to the Acquired Fund for the remainder of its current taxable year beginning August 1, 2007, and will continue to apply through the Closing Date.

     (o) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

     (p) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Acquiring Fund.

     (q)  The Acquisition Shares to be issued to the Acquired Fund pursuant to
          Section 3(e)(i) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in Section 3(e)(i).

     (r) The Acquired Fund, or its agents, (i) holds a valid Form W-8Ben, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund Stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such Stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Stockholder as provided by Section 3406 of the Code and the regulations thereunder.

6.   Certain Representations and Warranties of Acquiring Fund
     --------------------------------------------------------

     Acquiring Fund represents and warrants to the Acquired Fund as follows:

     (a) Acquiring Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. Acquiring Fund is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time.

      (b) Acquiring Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     (c) Acquiring Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

     (d) The Board of Directors of Acquiring Fund has duly authorized execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of Acquiring Fund have executed and delivered the Acquisition Plan. The Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and the consummation of the transactions contemplated by this Acquisition Plan will not, violate the Charter of Acquiring Fund, its Bylaws or any material agreement to which Acquiring Fund is subject. Except for the approval of its Board, Acquiring Fund does not need to take any other action to authorize its officers to effectuate the Acquisition Plan and the transactions contemplated herein.

     (e)  Acquiring Fund has qualified as a regulated investment company under
          Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

     (f) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders and at the Effective Time, insofar as it relates to Acquiring Fund, shall
          (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (g) Acquiring Fund has duly authorized and validly issued all issued and outstanding shares of common stock of Acquiring Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Acquiring Fund has duly authorized the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of Acquiring Fund referred to in Section 3(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares of Acquiring Fund shall be validly issued, fully paid and non-assessable, and no Stockholder of Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

     (h) To the knowledge of Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against Acquiring Fund or any of its properties or assets or any person whom Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Acquiring Fund. Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Acquisition Plan.

     (i) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

     (j) Acquiring Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of Acquiring Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of Acquiring Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. Acquiring Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

     (k) For federal income tax purposes, Acquiring Fund qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to Acquiring Fund for the remainder of its current taxable year beginning August 1, 2007, and will continue to apply through the Closing Date.

     (l) The Financial Statements of Acquiring Fund, a copy of which has been previously delivered to the Acquired Fund, fairly present the financial position of Acquiring Fund at its most recent fiscal year-end and the results of Acquiring Fund's operations and changes in Acquiring Fund's net assets for the period indicated.

     (m) Since the date of the Financial Statements of Acquiring Fund, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

     (n) Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

     (o) Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

7.   Conditions to the Obligations of Acquiring Fund and the Acquired Fund
     ---------------------------------------------------------------------

     The obligations of Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

     (a) Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of Acquiring Fund or the Acquired Fund, as applicable, in this Acquisition Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

     (b) Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Acquisition Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

     (c) There has been no material adverse change in the financial condition, results of operations, business, properties or assets of Acquiring Fund or the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

     (d) Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

          (i) the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (ii) a Stockholder of the Acquired Fund will recognize no gain or loss on the exchange of the Stockholder's shares of the Acquired Fund solely for Acquisition Shares;

         (iii) neither the Acquired Fund nor Acquiring Fund will recognize any gain or loss upon the transfer of all of the Assets to Acquiring Fund in exchange for Acquisition Shares and the assumption by Acquiring Fund of the Liabilities pursuant to this Acquisition Plan or upon the distribution of Acquisition Shares to Stockholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund;

          (iv) the holding period and tax basis of the Assets acquired by Acquiring Fund will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

          (v) the aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Fund (including any fractional share to which the Stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor, and increased by any gain recognized on the exchange;

          (vi) the holding period of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Fund (including any fractional share to which the Stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the Stockholder as of the Closing Date; and

         (vii) Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, under Section 381 of the Code, but the use by Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of Acquiring Fund) may be subject to limitation under Section 383 of the Code.

          The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

          Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Acquisition Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (e).

     (e) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

     (f) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

     (g)  The SEC shall not have issued any unfavorable advisory report under
          Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

     (h) Neither party shall have terminated this Acquisition Plan with respect to the Acquisition pursuant to Section 12 of this Acquisition Plan.

8.   Conditions to the Obligations of the Acquired Fund
     --------------------------------------------------

     The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

     (a) The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

          (i) Acquiring Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

          (ii) This Acquisition Plan has been duly authorized, executed and delivered by Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Acquisition Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Acquisition Plan is not material;

         (iii) The Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I Acquisition Shares to be delivered as provided for by this Acquisition Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Acquiring Fund;

          (iv) The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Charter of Acquiring Fund, its Bylaws or any agreement of Acquiring Fund known to such counsel, after reasonable inquiry, and no approval of the Acquisition Plan by the Stockholders of Acquiring Fund is required under its Charter, Bylaws or applicable law; and

          (v) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for Acquiring Fund to enter into this Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of Acquiring Fund.

          In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of Acquiring Fund as to factual matters.

     (b) Acquired Fund shall have received a letter from AllianceBernstein L.P. (the "Adviser") with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

9.   Conditions to the Obligations of Acquiring Fund
     -----------------------------------------------

     The obligations of Acquiring Fund with respect to the Acquisition shall be subject to the following conditions precedent:

     (a) Acquiring Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

          (i) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;

          (ii) This Acquisition Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Acquisition Plan by Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Acquisition Plan is not material;

         (iii) The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquired Fund, its Bylaws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry, and no approval of the Acquisition Plan by the Stockholders of Acquired Fund is required under its Charter, Bylaws or applicable law; and

          (iv) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into this Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

          In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law,
          (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

     (b) Acquiring Fund shall have received a letter from the Adviser agreeing to indemnify Acquiring Fund in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to Acquiring Fund.

10.   Closing
      -------

     (a) The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.

     (b) In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Acquisition Plan may be terminated by either the Acquired Fund or Acquiring Fund upon the giving of written notice to the other party.

     (c) Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Fund's account on the books of Acquiring Fund. After the Closing Date, Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

     (d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Acquisition Plan.

11.   Survival of Representations and Warranties
      ------------------------------------------

     No representations, warranties or covenants in or pursuant to this Acquisition Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

12.   Termination of Acquisition Plan
      -------------------------------

      A majority of either Fund's Board of Directors may terminate this Acquisition Plan with respect to that Fund at any time before the applicable Effective Time if: (a) the Fund's conditions precedent set forth in Sections 7, 8 or 9 as appropriate, are not satisfied; or (b) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its Stockholders and gives notice of such termination to the other party.

13.   Governing Law
      -------------

      This Acquisition Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

14.   Brokerage Fees
      --------------

      Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Acquisition Plan.

15.   Amendments
      ----------

      The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Acquisition Plan at any time before the applicable Effective Time.

16.   Waivers
      -------

      At any time prior to the Closing Date, either party may, by written instrument signed by it, (a) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (b) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17.   Indemnification of Directors
      ----------------------------

      Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former directors and officers, acting in their capacities as such, under the Acquired Fund's Charter and Bylaws as in effect as of the date of this Acquisition Plan shall survive the Acquisition as obligations of Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against Acquiring Fund, its successors or assigns.

18.   Cooperation and Further Assurances
      ----------------------------------

      Each party will cooperate with the other in fulfilling its obligations under this Acquisition Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Acquisition Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

19.   Updating of N-14 Registration Statement
      ---------------------------------------

      If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to Stockholders appropriate disclosure with respect to the item.

20.   Limitation on Liabilities
      -------------------------

      The obligations of the Acquired Fund and Acquiring Fund shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Acquired Fund or Acquiring Fund personally, but shall bind only the Acquired Fund or Acquiring Fund, as appropriate. The execution and delivery of this Acquisition Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or Acquiring Fund, as appropriate.

21.   Termination of the Acquired Fund
      --------------------------------

      If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

22.   Notices
      -------

      Any notice, report, statement, certificate or demand required or permitted by any provision of this Acquisition Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

      For the Acquired Fund:

                   AllianceBernstein Global Health Care Fund, Inc. 1345 Avenue of the Americas
                   New York, New York 10105

                   Attention: Secretary

      For Acquiring Fund:

                   AllianceBernstein Global Tech Fund Fund, Inc.
                   1345 Avenue of the Americas
                   New York, New York 10105

                   Attention: Secretary

23.   Expenses
      --------

      The Acquisition expenses shall be paid by the Acquired Fund.

24.   General
      -------

      This Acquisition Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Acquisition Plan are for reference only and shall not affect in any way the meaning or interpretation of this Acquisition Plan. Whenever the context so requires, the use in this Acquisition Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Acquisition Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Acquisition Plan. Neither party may assign or transfer any right or obligation under this Acquisition Plan without the written consent of the other party.

      In Witness Whereof, the parties hereto have executed this Acquisition Plan as of the day and year first above written.

[            ]



Attest:

                                        By:
------------------------------------        -----------------------------------

Name:                                      Name:
         ---------------------------               ----------------------------

Title:                                     Title:
         ---------------------------               ----------------------------


[            ]


Attest:

                                        By:
------------------------------------       ------------------------------------

Name:                                      Name:
         ---------------------------               ----------------------------

Title:                                     Title:
         -------------------------------        -------------------------------

                                   APPENDIX H

                                 CAPITALIZATION


     The following table shows on an unaudited basis the capitalization of each of Global Health Care and Global Tech Fund as of August 31, 2008 and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of Global Health Care by Global Tech Fund at net asset value as of August 31, 2008.

                                    Global Health                           Pro Forma                  Global
                                         Care            Global Tech       Adjustments        Thematic (pro forma)(1)
                                    --------------       -----------      -------------       -----------------------
Class A
--------------------------
Net Asset Value                  $     52,793,734    $      935,527,322   $       -         $         988,321,056
Shares outstanding                      3,919,553            14,458,424    (3,103,634)(2)              15,274,342
Net asset value per share        $       13.47(3)    $            64.70                     $               64.70


Class B
--------------------------
Net Asset Value                  $     27,822,472    $      183,017,686   $       -         $         210,840,158
Shares outstanding                      2,210,231             3,211,195    (1,722,063)(2)               3,699,363
Net asset value per share        $       12.59(3)    $            56.99                     $               56.99


Class C
--------------------------
Net Asset Value                  $     15,103,157    $      137,233,414   $       -         $         152,336,571
Shares outstanding                      1,196,695             2,400,621      (932,496)(2)               2,664,820
Net asset value per share        $       12.62(3)    $            57.17                     $               57.17


Advisor Class
--------------------------
Net Asset Value                  $      6,494,182    $       31,560,543   $       -         $          38,054,725
Shares outstanding                        464,932               469,698      (368,282)(2)                 566,348
Net asset value per share        $       13.97(3)    $            67.19                     $               67.19


Class R
--------------------------
Net Asset Value                  $      1,249,340    $        3,963,011   $       -         $           5,212,351
Shares outstanding                         93,053                61,479       (73,672)(2)                  80,860
Net asset value per share        $       13.43(3)    $            64.46                     $               64.46


Class K
--------------------------
Net Asset Value                  $        106,612    $        2,307,486   $         -       $           2,414,098
Shares outstanding                          7,856                35,279        (6,226)(2)                  36,909
Net asset value per share        $       13.57(3)    $            65.41                     $               65.41


Class I
--------------------------
Net Asset Value                  $         11,825    $          145,827   $         -       $             157,652
Shares outstanding                            861                 2,207          (682)(2)                   2,386
Net asset value per share        $       13.73(3)    $            66.09                     $               66.09

(1) Assumes the Acquisition was consummated on August 31, 2008 and is for information purposes only. No assurance can be given as to how many shares of Global Tech Fund will be received by the shareholders of Global Health Care on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of Global Tech Fund that actually will be received on or after such date.

(2) In connection with the Acquisition, shares of Global Tech Fund will be issued to the shareholders of Global Health Care. The number of shares assumed to be issued is equal to the net asset value of Global Health Care divided by the net asset value per share of Global Tech Fund as of August 31, 2008.

(3) The costs associated with the Acquisition in the amount of $227,000 were borne by Global Health Care and reflected in the NAV of Global Health Care as of August 31, 2008.

                                   APPENDIX I

                                LEGAL PROCEEDINGS

     On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

     Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 ("Commission Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 ("NYAG Order").

     On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

     It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected fund's shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.

                                   APPENDIX J

                           SHARE OWNERSHIP INFORMATION

Shares Outstanding

     As of [_________], 2008, each Fund had the following number of shares of common stock outstanding.

                                                      Number of Outstanding
                                                            Shares of
Fund                                   Class              Common Stock
---------------------------------------------------------------------------


Global Health Care                       A             3,936,664.5200
                                         B             2,195,194.8180
                                         C             1,190,450.8640
                                      Advisor            468,735.9190
                                         R                92,763.2580
                                         K                 6,524.1920
                                         I                   861.3620


Global Tech Fund                         A            14,566,712.6250
                                         B             3,232,833.7410
                                         C             1,190,450.8640
                                      Advisor            471,047.9430
                                         R                61,271.1670
                                         K                34,582.7450
                                         I                 2,206.5990


Ownership of Shares

     As of August 8, 2008, the Directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund. To the knowledge of each Fund, the following table shows the persons owning as of August 8, 2008, either of record or beneficially, 5% or more of the outstanding shares of the Fund and the percentage of combined Fund's shares to be owned by these persons if the Acquisition had been consummated as of that date.

                                                                     Percentage
                                                                     of
                                  Number of          Percentage      Outstanding
                                  Outstanding        of              shares of
                                  Shares of          Outstanding     Combined
                                  Class              Shares          Fund Class
Name and Address of Shareholder   Owned              Owned           Owned
-------------------------------   ------------       -----------     -----------

Global Health Care
CLASS A

MLPF&S FOR THE SOLE BENEFIT OF      439,052.8430     11.15%          8.24%
ITS CUSTOMERS ATTN FUND ADMIN
JACKSONVILLE FL 32246-6484

FIRST CLEARING LLC                  236,470.3300      6.01%          5.16%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
10750 WHEAT FIRST DR
GLEN ALLEN VA 23060-9245

PERSHING LLC                        202,043.2400      5.13%          5.06%
PO BOX 2052
JERSEY CITY NJ 07303


CLASS B

FIRST CLEARING LLC                  132,383.8770      6.03%          5.40%
SPECIAL CUSTODY ACCT OF THE
EXCLUSIVE BENEFIT OF CUSTOMER
10750 WHEAT FIRST DR
GLEN ALLEN VA 23060-9245

MLPF&S FOR THE SOLE BENEFIT OF      177,712.5050      8.10%          8.69%
ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS            133,144.5130      6.07%          6.53%
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34TH ST FL 3
NEW YORK NY 10001-2402

PERSHING LLC                        168,688.2520      7.68%          7.20%
PO BOX 2052
JERSEY CITY NJ 07303-2052


CLASS C

FIRST CLEARING LLC                   85,406.6710      7.17%          6.89%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
10750 WHEAT FIRST DR
GLEN ALLEN VA 23060-9245

CITIGROUP GLOBAL MARKETS            115,683.2280      9.72%         15.16%
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34TH ST FL 3
NEW YORK NY 10001-2402

MLPF&S FOR THE SOLE BENEFIT OF      215,573.9250     18.11%         16.70%
ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484


ADVISOR CLASS

MLPF&S FOR THE SOLE BENEFIT OF       38,666.7590      8.25%         18.40%
ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

NORMAN M FIDEL                       42,719.6920      9.11%          1.52%
631 KULIANA COURT
FRANKLIN LAKES NJ 07417-2944

PIMS                                316,413.2110     67.50%         27.44%
ATTN PRUCHOICE UNIT
MAIL STOP NJ-11-05-20
CATEWAY CENTER 3 11TH FL
100 MULBERRY ST
NEWARK NJ 07102-4056


CLASS R

CITISTREET RETIREMENT SERVICES       18,029.0980     19.44%          9.61%
CITISTREET INSTITUTIONAL TRUST
400 ATRIUM DRIVE
SOMERSET NJ 08873-4162

MG TRUST CO CUST FBO                  5,010.5920      5.40%          1.28%
BISSING ELECTRIC INC
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                  7,451.8430      8.03%          1.90%
SURGICAL CONSULTANTS LTD 401K P
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO
DUBAN ACCOUNTANCY LLP                10,582.3090     11.41%          2.70%
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO
C & M AUTO SERVICE INC 401K P/S       4,670.0730      5.03%          1.19%
700 17TH ST STE 300
DENVER CO 80202-3531

CAPITAL BANK & TRUST CO TTEE         11,215.9760     12.09%          2.86%
BAUMAN CONSTRUCTION OF
CHIPPEWA FALLS
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002


CLASS K

ORCHARD TRUST COMPANY LLC TTEE        3,661.6170     56.12%          2.08%
CUST FROMKIN BROTHERS INC 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

ORCHARD TRUST COMPANY LLC TTEE        1,152.9190     17.67%          0.66%
CUST VALENSI ROSE & MAGARAM
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

ORCHARD TRUST COMPANY LLC TTEE        1,304.7630     20.00%          0.74%
CUST CARDIAC SURGERY ASSOC OF
TAMPA
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002


CLASS I

ALLIANCE CAPITAL MANAGEMENT LP          861.3620    100.00%         15.09%
ATTN RAYMOND CARDOSI-SEED ACCT
1 N LEXINGTON AVE
WHITE PLAINS NY 10601-1712

                                                                     Percentage
                                                                     of
                                  Number of          Percentage      Outstanding
                                  Outstanding        of              shares of
                                  Shares of          Outstanding     Combined
                                  Class              Shares          Fund Class
Name and Address of Shareholder   Owned              Owned           Owned
-------------------------------   ------------       -----------     -----------

Global Tech Fund
CLASS A

MLPF&S FOR THE SOLE BENEFIT OF
ITS CUSTOMERS                     1,176,211.8550      8.07%          8.24%
ATTN FUND ADMIN
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS          1,079,833.2660      7.41%          7.02%
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34TH ST FL 3
NEW YORK NY 10001-2402

FIRST CLEARING LLC                  744,062.7430      5.11%          5.16%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
10750 WHEAT FIRST DR
GLEN ALLEN VA 23060-9245

PERSHING LLC                        736,948.7390      5.06%          5.06%
PO BOX 2052
JERSEY CITY NJ 07303

STATE STREET BANK & TRUST           735,390.3450      5.05%          4.78%
FBO ADP DAILY VALUATION
401K PRODUCT
200 NEWPORT AVE EXT JQ7
NORTH QUINCY MA 02171-2145


CLASS B

FIRST CLEARING LLC                  171,588.7930      5.31%          5.40%
SPECIAL CUSTODY ACCT OF THE
EXCLUSIVE BENEFIT OF CUSTOMER
10750 WHEAT FIRST DR
GLEN ALLEN VA 23060-9245

MLPF&S FOR THE SOLE BENEFIT OF
ITS CUSTOMERS                       283,934.2660      8.78%          8.69%
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS            213,208.1600      6.60%          6.53%
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34TH ST FL 3
NEW YORK NY 10001-2402

PERSHING LLC                        230,265.0870      7.12%          7.20%
PO BOX 2052
JERSEY CITY NJ 07303-2052


CLASS C

FIRST CLEARING LLC                  166,572.2340      6.86%          6.89%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
10750 WHEAT FIRST DR
GLEN ALLEN VA 23060-9245

CITIGROUP GLOBAL MARKETS            382,251.5780     15.74%         15.16%
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34TH ST FL 3
NEW YORK NY 10001-2402

MLPF&S FOR THE SOLE BENEFIT OF
ITS CUSTOMERS                       401,941.9130     16.55%         16.70%
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC                        158,343.2620      6.52%          5.89%
PO BOX 2052
JERSEY CITY NJ 07303-2052


ADVISOR CLASS

MLPF&S FOR THE SOLE BENEFIT OF
ITS CUSTOMERS                        96,408.0200     20.47%         18.40%
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS             33,595.7200      7.13%          5.92%
333 W 34TH ST 3RD FL
NEW YORK NY 10001-2402

COLLEGEBOUND FUND                   170,553.0300     36.21%         30.08%
CBF TECHNOLOGY FUND
CUSTOMIZED ALLOCATION
1345 AVE OF AMERICAS
NEW YORK NY 10105-0302

PIMS                                 90,803.0370     19.28%         27.44%
ATTN PRUCHOICE UNIT
MAIL STOP NJ-11-05-20
CATEWAY CENTER 3 11TH FL
100 MULBERRY ST
NEWARK NJ 07102-4056


CLASS R

CITISTREET RETIREMENT SERVICES        4,019.2320      6.56%          9.61%
CITISTREET INSTITUTIONAL TRUST
400 ATRIUM DRIVE
SOMERSET NJ 08873-4162

STATE STREET BANK & TRUST             4,219.2930      6.89%          5.25%
FBO ADP/MSDW ALLIANCE
ATTN RALPH CAMPBELL
105 ROSEMONT RD
WESTWOOD MA 02090-2318

GPC SECURITIES INC AGENT FOR         19,052.7650     31.10%         23.73%
RELIANCE TRUST COMPANY FBO
SHOE SHOW INC RET SAVINGS PLAN
PO BOX 79377
ATLANTA GA 30357-7377

GPC SECURITIES INC AGENT FOR          5,715.7950      9.33%          7.12%
RELIANCE TRUST COMPANY FBO
SIGNET ELECTRONICS SYSTEMS INC
401K
PO BOX 79377
ATLANTA GA 30357-7377

MERRILL LYNCH                         6,303.1330     10.29%          7.85%
ATTN FUND ADMIN
4800 DEER LAKE DR EAST 2ND FL
JACKSONVILLE FL 32246-6484


CLASS K

ORCHARD TRUST COMPANY LLC TTEE
CUST                                  3,240.5790      9.37%          9.02%
EICHSTAEDT & DEVEREAUX 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

ORCHARD TRUST COMPANY LLC TTEE
CUST                                  3,745.7060     10.83%         10.43%
CARDIAC SURGERY ASSOC OF TAMPA
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

ORCHARD TRUST COMPANY LLC TTEE
CUST                                  5,223.3470     15.10%         14.54%
VARITRONICS INC EMPLOYEES PS
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

CLAUNCH & MILLER INC 401K PSP         2,090.4010      6.04%          5.82%
4635 SOUTHWEST FWY #1000
HOUSTON TX 77027-7139

PERELSON WEINER 401K PLAN &
TRUST                                 2,971.2240      8.59%          8.27%
ATTN MERYL STOLLER
PERSONAL & CONFIDENTIAL
1 DAG HAMMARSKJOLD PLZ
NEW YORK NY 10017-2201


CLASS I

ALLIANCE CAPITAL MANAGEMENT LP          183.3440      8.31%         15.09%
ATTN RAYMOND CARDOSI-SEED ACCT
1 N LEXINGTON AVE
WHITE PLAINS NY 10601-1712

EMJAY CORP CUST                       2,023.2550     91.69%         84.91%
FBO FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

                                   APPENDIX K

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years. The financial performance of Global Tech Fund shown below is for periods prior to implementation of the change in the name of Global Tech Fund to Global Thematic and associated changes in Global Tech Fund's investment strategy and portfolio management. The performance information may not be indicative of the performance that Global Thematic will achieve under its new policies. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information for the three most recently completed fiscal years has been audited by KPMG LLP, independent registered public accounting firm, and this information for the previous fiscal years has been audited by the previous independent registered public accounting firm for Global Health Care, and this information for all fiscal years has been audited by Ernst & Young, LLP, the independent registered public accounting firm for Global Tech Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report and available upon request.

                                               Global Health Care - Class A
                                               ----------------------------

                                                                                Year Ended June 30
                                                       -------------------------------------------------------------------
                                                           2008         2007          2006         2005         2004
                                                       -------------------------------------------------------------------
Net asset value, beginning of period ...............   $ 14.72        $ 13.12       $ 12.39      $ 11.63      $ 10.37
                                                       ------------   -----------   -----------  -----------  -----------
Income From Investment Operations
Net investment income (loss)(a) ....................      (.07)          (.08)         (.13)        (.13)(b)     (.12)(c)

Net gains or losses on investments
    (both realized and unrealized) .................     (1.68)          1.68           .86          .89         1.38
                                                       ------------   -----------   -----------  -----------  -----------
Total from investment operations ...................     (1.75)          1.60           .73          .76         1.26
                                                       ------------   -----------   -----------  -----------  -----------
Net asset value, end of period .....................   $ 12.97        $ 14.72       $ 13.12      $ 12.39      $ 11.63
                                                       ============   ===========   ===========  ===========  ===========

Total return(d) ....................................    (11.89)%        12.20%         5.89%        6.54%       12.15%
Net assets, end of period (000's omitted) ..........   $50,429        $47,832       $46,191      $46,505      $55,079

Ratios/Supplemental Data
    Ratio of expenses to average
    net assets .....................................      1.77%(e)       1.71%(e)      1.79%(f)     1.80%(g)     1.82%(g)
    Ratio of net income (loss) to average
    net assets .....................................      (.49)%         (.60)%        (.97)%(f)   (1.10)%(b)   (1.07)%(c)
Portfolio turnover rate ............................        21%            26%           28%          30%          34%

                                                  Global Health Care - Class B
                                                  ----------------------------
                                                                               Year Ended June 30
                                                      --------------------------------------------------------------------
                                                          2008          2007          2006         2005         2004
                                                      --------------------------------------------------------------------
Net asset value, beginning of period ...............  $ 13.88        $ 12.47       $ 11.86      $ 11.22      $  10.08
                                                      ------------   -----------   -----------  -----------  -----------
Income From Investment Operations
Net investment income (loss)(a) ....................     (.19)          (.19)         (.22)        (.20)(b)      (.19)(c)
Net gains or losses on investments
   (both realized and unrealized) ..................    (1.55)          1.60           .83          .84          1.33
                                                      ------------   -----------   -----------  -----------  -----------
Total from investment operations ...................    (1.74)          1.41           .61          .64          1.14
                                                      ------------   -----------   -----------  -----------  -----------
Net asset value, end of period .....................  $ 12.14        $ 13.88       $ 12.47      $ 11.86      $  11.22
                                                      ============   ===========   ===========  ===========  ===========
Total return(d) ....................................   (12.54)%        11.31%         5.14%        5.71%        11.31%
Net assets, end of period (000's omitted) ..........  $28,580        $64,081       $78,144      $94,104      $119,260

Ratios/Supplemental Data
    Ratio of expenses to average net assets ........     2.56%(e)       2.47%(e)      2.54%(f)     2.55%(g)      2.58%(g)
    Ratio of net income (loss) to average
    net assets .....................................    (1.41)%        (1.39)%       (1.75)%(f)   (1.87)%(b)    (1.83)%(c)
Portfolio turnover rate ............................       21%            26%           28%          30%           34%

----------
Please refer to the footnotes on pages [___] through [___].

                                                  Global Health Care - Class C
                                                  ----------------------------
                                                                                Year Ended June 30
                                                       -------------------------------------------------------------------
                                                         2008          2007          2006         2005         2004
                                                       -------------------------------------------------------------------
Net asset value, beginning of period ...............   $ 13.91        $ 12.49       $ 11.88      $ 11.23      $ 10.09
                                                       ------------   -----------   -----------  -----------  -----------
Income From Investment Operations
Net investment income (loss)(a) ....................      (.17)          (.18)         (.22)        (.20)(b)     (.19)(c)
Net gains or losses on investments (both
   realized and unrealized) ........................     (1.57)          1.60           .83          .85         1.33
                                                       ------------   -----------   -----------  -----------  -----------
Total from investment operations ...................     (1.74)          1.42           .61          .65         1.14
                                                       ------------   -----------   -----------  -----------  -----------
Net asset value, end of period .....................   $ 12.17        $ 13.91       $ 12.49      $ 11.88      $ 11.23
                                                       ============   ===========   ===========  ===========  ===========
Total return(d) ....................................    (12.51)%        11.37%         5.14%        5.79%       11.30%
Net assets, end of period (000's omitted) ..........   $14,704        $20,508       $21,874      $24,000      $30,698

Ratios/Supplemental Data
   Ratio of expenses to average net assets .........      2.50%(e)       2.43%(e)      2.51%(f)     2.52%(g)     2.55%(g)
   Ratio of net income (loss) to average
   net assets ......................................     (1.28)%        (1.33)%       (1.70)%(f)   (1.83)%(b)   (1.80)%(c)
Portfolio turnover rate ............................        21%            26%           28%          30%          34%

                                                  Global Health Care - Advisor Class
                                                  ----------------------------------
                                                                               Year Ended June 30
                                                       ------------------------------------------------------------------
                                                        2008            2007          2006         2005         2004
                                                       ------------------------------------------------------------------
Net asset value, beginning of period ...............   $15.20         $ 13.51       $ 12.72      $ 11.91      $10.59
                                                       ------------   -----------   -----------  -----------  -----------
Income From Investment Operations
Net investment income (loss)(a) ....................     (.04)           (.04)         (.09)        (.09)(b)    (.08)(c)
Net gains or losses on investments
   (both realized and unrealized) ..................    (1.71)           1.73           .88          .90        1.40
                                                       ------------   -----------   -----------  -----------  -----------
Total from investment operations ...................    (1.75)           1.69           .79          .81        1.32
                                                       ------------   -----------   -----------  -----------  -----------
Net asset value, end of period .....................   $13.45         $ 15.20       $ 13.51      $ 12.72      $11.91
                                                       ============   ===========   ===========  ===========  ===========
Total return(d) ....................................   (11.51)%         12.51%         6.21%        6.80%      12.47%
Net assets, end of period (000's omitted) ..........   $6,443         $13,227       $13,585      $11,886      $9,705

Ratios/Supplemental Data
   Ratio of expenses to average net assets .........     1.46%(e)        1.41%(e)      1.47%(f)     1.50%(g)    1.51%(g)
   Ratio of net income (loss) to average
   net assets ......................................     (.24)%          (.30)%        (.62)%(f)    (.77)%(b)   (.75)%(c)
Portfolio turnover rate ............................       21%             26%           28%          30%         34%

----------
Please refer to the footnotes on pages [___] through [___].

                                                  Global Health Care - Class R
                                                  ----------------------------
                                                                         Year Ended June 30                      3/1/05+
                                                       ----------------------------------------------------         to
                                                          2008                2007            2006               6/30/05
                                                       --------------------------------------------------------------------
Net asset value, beginning of period ...............   $     14.69        $     13.12       $     12.39       $     11.54
                                                       ----------------   ---------------   ---------------   -------------
Income From Investment Operations
Net investment income (loss)(a) ....................          (.09)              (.08)             (.08)             (.02)
Net gains or losses on investments (both
   realized and unrealized) ........................         (1.67)              1.65               .81               .87
                                                       ----------------   ---------------   ---------------   -------------
Total from investment operations ...................         (1.76)              1.57               .73               .85
                                                       ----------------   ---------------   ---------------   -------------
Net asset value, end of period .....................   $     12.93        $     14.69       $     13.12       $     12.39
                                                       ================   ===============   ===============   =============
Total return(d)                                             (11.98)%            11.97%             5.89%             7.37%
Net assets, end of period (000's omitted) ..........   $     1,127        $       520       $       171       $        11

Ratios/Supplemental Data
   Ratio of expenses to average net assets .........          1.91%(e)           1.88%(e)          1.79%(f)          1.70%*
   Ratio of net income (loss) to average
   net assets ......................................          (.67)%             (.58)%           (.60)%(f)         (.48)%*
Portfolio turnover rate ............................            21%                26%              28%               30%

                                                  Global Health Care - Class K
                                                  ----------------------------
                                                                        Year Ended June 30                       3/1/05+
                                                       ----------------------------------------------------         to
                                                             2008              2007            2006               6/30/05
                                                       --------------------------------------------------------------------
Net asset value, beginning of period ...............   $     14.80        $     13.16       $     12.40       $     11.54
                                                       ----------------   ---------------   ---------------   -------------
Income From Investment Operations
Net investment income (loss)(a) ....................          (.05)              (.05)             (.10)             (.01)
Net gains or losses on investments (both
   realized and unrealized) ........................         (1.68)              1.69               .86               .87
                                                       ----------------   ---------------   ---------------   -------------
Total from investment operations ...................         (1.73)              1.64               .76               .86
                                                       ----------------   ---------------   ---------------   -------------
Net asset value, end of period .....................   $     13.07        $     14.80       $     13.16       $     12.40
                                                       ================   ===============   ===============   =============
Total return(d) ....................................        (11.69)%            12.46%             6.13%             7.45%
Net assets, end of period (000's omitted) ..........   $        84        $        13       $        11       $        11

Ratios/Supplemental Data
   Ratio of expenses to average net assets .........          1.57%(e)           1.46%(e)          1.59%(f)          1.44%*
   Ratio of net income (loss) to average
   net assets ......................................           (.29)%            (.34)%           (.77)%(f)         (.22)%*
Portfolio turnover rate ............................            21%                26%              28%               30%

----------
Please refer to the footnotes on pages [___] through [___].

                                                  Global Health Care - Class I
                                                  ----------------------------
                                                                          Year Ended June 30                     3/1/05+
                                                       ----------------------------------------------------         to
                                                            2008              2007            2006               6/30/05
                                                       --------------------------------------------------------------------
Net asset value, beginning of period ...............   $     14.89        $     13.22       $     12.41       $    11.54
                                                       ----------------   ---------------   ---------------   -------------
Income From Investment Operations
Net investment income (loss)(a) ....................          (.04)              (.04)              .05              .00(h)
Net gains or losses on investments (both
   realized and unrealized) ........................         (1.64)              1.71               .76              .87
                                                       ----------------   ---------------   ---------------   -------------
Total from investment operations ...................         (1.68)              1.67               .81              .87
                                                       ----------------   ---------------   ---------------   -------------
Net asset value, end of period .....................   $     13.21        $     14.89       $     13.22       $    12.41
                                                       ================   ===============   ===============   =============
Total return(d) ....................................        (11.28)%            12.63%             6.53%            7.54%
Net assets, end of period (000's omitted) ..........   $        11        $       148       $       344       $       11

Ratios/Supplemental Data
   Ratio of expenses to average net assets .........          1.19%(e)           1.24%(e)          1.11%(f)         1.16%*
   Ratio of net income (loss) to average
   net assets ......................................          (.30)%             (.29)%             .41%(f)          .06%*
Portfolio turnover rate ............................            21%                26%               28%              30%

                                                  Global Tech Fund - Class A
                                                  --------------------------
                                       8/1/07 to                        Year Ended July 31                     12/1/02
                                        1/31/08     -------------------------------------------------------       to     Year Ended
                                      (unaudited)     2007         2006           2005            2004        7/31/03++   11/30/02
                                       -----------  ----------  -------------  -------------  -------------  ----------  -----------
Net asset value, beginning of
   period ..........................  $  70.75     $  54.64    $    56.56     $    49.14     $    47.44     $    43.48  $    67.05
                                       -----------  ----------  -------------  -------------  -------------  ----------  -----------
Income From Investment Operations
Net investment income (loss)(a) ....       (.16)        (.45)         (.56)         (.34)(b)       (.72)(c)       (.54)       (.87)
Net gains or losses on investments .
   (both realized and unrealized) ..      (4.01)       16.56         (1.36)          7.76           2.42           4.50      (22.70)
                                       -----------  ----------  -------------  -------------  -------------  ----------  -----------
Total from investment operations ...      (4.17)       16.11         (1.92)          7.42           1.70           3.96      (23.57)
                                       -----------  ----------  -------------  -------------  -------------  ----------  -----------
Net asset value, end of period .....   $  66.58     $  70.75    $    54.64     $    56.56     $    49.14     $    47.44  $    43.48
                                       ===========  ==========  =============  =============  =============  ==========  ===========
Total return(d) ....................    (5.90)%       29.49%       (3.40)%         15.10%          3.58%          9.11%    (35.15)%
Net assets, end of period (000's
   omitted) ........................   $965,774     $998,217    $  880,239     $1,067,072     $1,112,174     $1,186,488  $1,096,744

Ratios/Supplemental Data
   Ratio of expenses to average net
      assets .......................     1.45%*(e)    1.45%(e)    1.67%(e)(f)       1.66%(g)      1.65%(g)       2.24%*       1.85%
   Ratio of net income (loss) to
      average net assets ...........     (.43)%*      (.69)%     (.95)%(f)         (.65)%(b)    (1.36)%(c)     (1.95)%*     (1.64)%
Portfolio turnover rate ............        51%         111%       106%               80%           80%           127%         117%

----------
Please refer to the footnotes on pages [___] through [___].

                                                  Global Tech Fund - Class B
                                                  --------------------------
                                      8/1/07 to                        Year Ended July 31                     12/1/02
                                       1/31/08     -------------------------------------------------------       to     Year Ended
                                     (unaudited)     2007         2006           2005            2004        7/31/03++   11/30/02
                                      -----------  ----------  -------------  -------------  -------------  ----------  -----------
Net asset value, beginning of
   period .......................... $  62.88     $  48.95    $  51.06       $  44.71       $    43.49     $    40.06  $    62.27
Income From Investment Operations
Net investment income (loss)(a) ....     (.42)        (.87)       (.92)          (.68)(b)        (1.03)(c)       (.69)       (1.16)
Net gains or losses on investments
   (both realized and unrealized) ..    (3.54)        14.80      (1.19)           7.03             2.25           4.12      (21.05)
                                      -----------  ----------  -------------  -------------  -------------  ----------  -----------
Total from investment operations ...    (3.96)        13.93      (2.11)           6.35             1.22           3.43      (22.21)
                                      -----------  ----------  -------------  -------------  -------------  ----------  -----------
Net asset value, end of period .....  $  58.92     $  62.88    $  48.95       $  51.06       $    44.71     $    43.49  $    40.06
                                      ===========  ==========  =============  =============  =============  ==========  ===========
Total return(d) ....................    (6.30)%      28.46%      (4.13)%        14.20%            2.81%          8.56%     (35.67)%
Net assets, end of period (000's
   omitted) ........................  $282,844     $416,760    $549,277       $844,111       $1,100,840     $1,453,453  $1,539,144

Ratios/Supplemental Data
   Ratio of expenses to average net
      assets .......................     2.27%*(e)    2.26%(e)   2.46%(e)(f)     2.43%(g)         2.42%(g)      3.02%*        2.58%
   Ratio of net income (loss) to
      average net assets ...........    (1.24)%*     (1.52)%     (1.74)%(f)     (1.42)%(b)       (2.13)%(c)    (2.73)%*      (2.37)%
Portfolio turnover rate ............       51%         111%        106%            80%              80%           127%         117%

                                                  Global Tech Fund - Class C
                                                  --------------------------
                                       8/1/07 to                        Year Ended July 31                     12/1/02
                                        1/31/08     -------------------------------------------------------       to     Year Ended
                                      (unaudited)     2007         2006           2005            2004        7/31/03++   11/30/02
                                       -----------  ----------  -------------  -------------  -------------  ----------  -----------
Net asset value, beginning of
   period ..........................  $  63.01     $  49.02    $  51.11       $  44.73       $  43.50       $  40.07    $  62.25
                                       -----------  ----------  -------------  -------------  -------------  ----------  -----------
Income From Investment Operations
Net investment income (loss)(a) ....       (.39)        (.83)       (.90)         (.66)(b)        (1.02)(c)      (.68)      (1.15)
Net gains or losses on investments
   (both realized and unrealized) ..      (3.54)       14.82       (1.19)          7.04           2.25           4.11      (21.03)
                                       -----------  ----------  -------------  -------------  -------------  ----------  -----------
Total from investment operations ...      (3.93)       13.99       (2.09)          6.38           1.23           3.43      (22.18)
                                       -----------  ----------  -------------  -------------  -------------  ----------  -----------
Net asset value, end of period .....   $  59.08     $  63.01    $  49.02       $  51.11       $  44.73       $  43.50    $  40.07
                                       ===========  ==========  =============  =============  =============  ==========  ===========
Total return(d) ....................      (6.24)%      28.54%      (4.09)%        14.26%          2.83%          8.56%     (35.63)%
Net assets, end of period (000's
   omitted) ........................   $154,982     $176,472    $188,275       $261,596       $313,166       $396,472    $410,649

Ratios/Supplemental Data
  Ratio of expenses to average
     net assets ....................     2.19%*(e)    2.19%(e)    2.40%(e)(f)       2.39%(g)       2.39%(g)      3.01%*       2.55%
  Ratio of net income (loss) to
     average net assets ............    (1.17)%*     (1.44)%    (1.68)%(f)        (1.37)%(b)     (2.10)%(c)    (2.72)%*     (2.34)%
Portfolio turnover rate ............       51%         111%        106%               80%            80%          127%         117%

----------
Please refer to the footnotes on pages [___] through [___].

                                                  Global Tech Fund - Advisor Class
                                                  --------------------------------
                                       8/1/07 to                        Year Ended July 31                     12/1/02
                                        1/31/08     -------------------------------------------------------       to     Year Ended
                                      (unaudited)     2007         2006           2005            2004        7/31/03++   11/30/02
                                       -----------  ----------  -------------  -------------  -------------  ----------  -----------
Net asset value, beginning of
   period ..........................   $ 73.24      $ 56.37     $ 58.18        $ 50.40        $ 48.50        $ 44.36     $ 68.21
                                       -----------  ----------  -------------  -------------  -------------  ----------  -----------
Income From Investment Operations
Net investment income (loss)(a) ....      (.05)        (.26)       (.36)          (.20)(b)       (.58)(c)       (.46)       (.72)
Net gains or losses on investments
   (both realized and unrealized) ..     (4.17)       17.13       (1.45)          7.98           2.48           4.60      (23.13)
                                       -----------  ----------  -------------  -------------  -------------  ----------  -----------
Total from investment operations ...     (4.22)       16.87       (1.81)          7.78           1.90           4.14      (23.85)
                                       -----------  ----------  -------------  -------------  -------------  ----------  -----------
Net asset value, end of period .....   $ 69.02      $ 73.24     $ 56.37        $ 58.18        $ 50.40        $ 48.50     $ 44.36
                                       ===========  ==========  =============  =============  =============  ==========  ===========
Total return(d) ....................     (5.76)%      29.93%      (3.11)%        15.44%          3.92%          9.33%     (34.96)%
Net assets, end of period
   (000's omitted) .................   $38,274      $56,148     $46,297        $90,583        $80,420        $93,511     $83,018

Ratios/Supplemental Data
   Ratio of expenses to average
   net assets ......................     1.16%*(e)    1.15%(e)    1.36%(e)(f)    1.35%(g)       1.35%(g)       1.94%*       1.49%
   Ratio of net income (loss) to
   average net assets ..............     (.15)%*      (.39)%      (.62)%(f)      (.36)%(b)     (1.06)%(c)     (1.65)%*     (1.29)%
Portfolio turnover rate ............        51%         111%        106%            80%            80%           127%         117%

                                                  Global Tech Fund - Class R
                                                  --------------------------
                                             8/1/07 to                Year Ended July 31              11/3/03+
                                              1/31/08     ------------------------------------------     to
                                            (unaudited)      2007         2006           2005         7/31/03
                                             -----------  ----------  -------------  -------------  ------------
Net asset value, beginning of period .....   $70.52       $54.54      $56.44         $49.08         $ 54.17
                                             -----------  ----------  -------------  -------------  ------------
Income From Investment Operations
Net investment income (loss)(a) ..........     (.21)        (.54)       (.42)          (.38)(b)        (.77)(c)
Net gains or losses on investments
   (both realized and unrealized) ........    (3.98)       16.52       (1.48)          7.74           (4.32)
                                             -----------  ----------  -------------  -------------  ------------
Total from investment operations .........    (4.19)       15.98       (1.90)          7.36           (5.09)
                                             -----------  ----------  -------------  -------------  ------------
Net asset value, end of period ...........   $66.33       $70.52      $54.54         $56.44         $ 49.08
                                             ===========  ==========  =============  =============  ============
Total return(b) ..........................    (5.94)%      29.30%      (3.37)%        15.00%          (9.40)%
Net assets, end of period (000's
   omitted) ..............................   $3,406       $1,244      $  481         $   74         $    23

Ratios/Supplemental Data
   Ratio of expenses to average
   net assets ............................     1.53%*(e)    1.60%(e)    1.59%(e)(f)    1.71%(g)        1.73%*(g)
   Ratio of net income (loss) to
   average net assets ....................     (.54)%*      (.84)%     (.73)%(f)      (.70)%(b)      (1.42)%*(c)
Portfolio turnover rate ..................       51%         111%        106%            80%             80%

----------
Please refer to the footnotes on pages [___] through [___].

                                                     Global Tech Fund - Class K
                                                     --------------------------
                                                           8/1/07 to             Year Ended July 30,             3/1/05+
                                                            1/31/08       ---------------------------------         to
                                                          (unaudited)         2007            2006               7/31/05
                                                       --------------------------------------------------------------------
Net asset value, beginning of period .....              $     71.33        $     54.95       $     56.70       $     54.19
                                                       ----------------   --------------    --------------    -----------
Income From Investment Operations
Net investment income (loss)(a) ..........                     (.11)              (.13)             (.36)             (.03)
Net gains or losses on investments (both
   realized and unrealized)...............                    (4.03)             16.51             (1.39)             2.54
                                                       ----------------   --------------    --------------    -----------
Total from investment operations .........                    (4.14)             16.38             (1.75)             2.51
                                                       ----------------   --------------    --------------    -----------
Net asset value, end of period ...........              $     67.19        $     71.33       $     54.95       $     56.70
                                                       ================   ==============    ==============    ===========
Total return(b) ..........................                    (5.81)%            29.81%            (3.09)%            4.63%
Net assets, end of period
   (000's omitted) .......................              $     1,626        $       983       $        10       $        11

Ratios/Supplemental Data
   Ratio of expenses to average
   net assets ............................                     1.26%*             1.22%(e)       1.37%(e)(f)          1.05%*
   Ratio of net income (loss) to average
     net assets ..........................                      .28%*             (.23)%           (.61)%(f)         (.15)%*
Portfolio turnover rate                                         51%                111%             106%               80%

                                                     Global Tech Fund - Class I
                                                     --------------------------
                                                           8/1/07 to             Year Ended July 30,             3/1/05+
                                                            1/31/08       ---------------------------------         to
                                                          (unaudited)         2007            2006               7/31/05
                                                       --------------------------------------------------------------------
Net asset value, beginning of period .....              $     71.77        $     55.18       $     56.76       $     54.19
                                                       ----------------   --------------    --------------    -----------
Income From Investment Operations
Net investment income (loss)(a) ..........                      .03               (.18)              .00(h)            .02
Net gains or losses on investments (both
   realized and unrealized) ..............                    (4.06)             16.77             (1.58)(i)          2.55
                                                       ----------------   --------------    --------------    -----------
Total from investment operations .........                    (4.03)             16.59             (1.58)             2.57
                                                       ----------------   --------------    --------------    -----------
Net asset value, end of period ...........              $     67.74        $     71.77       $     55.18       $     56.76
                                                       ================   ==============    ==============    ===========
Total return(b) ..........................                    (5.62)%            30.07%            (2.78)%            4.75%
Net assets, end of period
   (000's Omitted) .......................              $       137        $        13       $       282       $        10

Ratios/Supplemental Data
   Ratio of expenses to average
   net assets ............................                      .78%*              .98%(e)        .94%(e)(f)           .81%*
   Ratio of net income (loss) to average
      net assets .........................                      .06%*             (.27)%           (.01)%(f)           .10%*
Portfolio turnover rate ..................                       51%                111%             106%               80%

+    Commencement of distribution.

++   Change in fiscal year end.

*    Annualized.

(a)  Based on average shares outstanding.

(b)  Net of fee waiver and expense reimbursement by the Adviser.

(c)  Net of fees and expenses waived/reimbursed by the Adviser and Transfer
     Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(e) Amounts do not reflect the impact of expense offset arrangements with the Transfer Agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (g) below, would have been as follows:

                              Year Ended June 30
                     ------------------------------------
                          2008                  2007
                     --------------        --------------

Global Health Care
Class A                    1.76%                 1.69%
Class B                    2.54                  2.45
Class C                    2.49                  2.41
Advisor Class              1.45                  1.39
Class R                      --                  1.87
Class K                      --                  1.45
Class I                      --                  1.23

                      Six Months Ended              Year Ended July 31
                     January 31, 2008       ------------------------------------
                        (unaudited)              2007                 2006
                  -----------------------   --------------       ---------------

Global Tech Fund
Class A                     1.44%                1.43%                1.66%
Class B                     2.25                 2.24                 2.45
Class C                     2.18                 2.17                 2.39
Advisor Class               1.14                 1.13                 1.35
Class R                       --                 1.58                 1.58
Class K                       --                 1.20                 1.36
Class I                       --                  .96                  .93

(f)  The ratio includes expenses attributable to costs of proxy solicitation.

(g) Net of expenses assumed and/or waived or reimbursed. If the Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follow:

                                         Year Ended June 30
                             ------------------------------------------
                             2008      2007     2006     2005     2004
                             -----     ----     ----     ----     ----

Global Health Care
Class A                         --       --     1.79%    1.84%    1.93%
Class B                         --       --     2.54     2.59     2.69
Class C                         --       --     2.51     2.56     2.66
Advisor Class                   --       --     1.47     1.54     1.62
Class R                         --       --       --       --       --
Class K                         --       --       --       --       --
Class I                         --       --       --       --       --

                  Six Months Ended                 Year Ended July 31
                  January 31, 2008     -----------------------------------------
                    (unaudited)        2007     2006     2005     2004    2003
                 -----------------     ----     ----     ----     ----    ------

Global Tech Fund
Class A                         --       --       --     1.68%    1.81%   2.24%*
Class B                         --       --       --     2.46     2.58    3.02*
Class C                         --       --       --     2.41     2.55    3.01*
Advisor Class                   --       --       --     1.38     1.51    1.94*
Class R                         --       --       --     1.74     1.97*     --
Class K                         --       --       --       --       --      --
Class I                         --       --       --       --       --      --

     *    Annualized.

(h)  Amount is less than $.005.

(i) Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

                 ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND, INC.

                           1345 Avenue of the Americas
                               New York, New York
                            Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                              [_____________], 2008

     This Statement of Additional Information (the "SAI") relates to the acquisition (the "Acquisition") of all of the assets and liabilities of AllianceBernstein Global Health Care Fund, Inc. ("Global Health Care") by AllianceBernstein Global Technology Fund, Inc. ("Global Tech Fund"). (Global Tech Fund and Global Health Care are each a "Fund" and collectively, the "Funds.")

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus dated [_________], 2008 (the "Prospectus") of Global Tech Fund which relates to the Acquisition. As described in the Prospectus, the Acquisition would involve the transfer of all the assets of Global Health Care in exchange for shares of Global Tech Fund and the assumption by Global Tech Fund of all the liabilities of Global Health Care. Global Health Care would distribute the Global Tech Fund shares it receives to its shareholders in complete liquidation of the Fund. Global Tech Fund will be the survivor for accounting purposes.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to a Fund at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            Page
ADDITIONAL INFORMATION ABOUT THE FUNDS
FINANCIAL STATEMENTS

Additional Information About the Funds

     Further information about Global Tech Fund and Global Health Care is contained in their Statements of Additional Information each dated November 1, 2007, which are available upon request and without charge by writing to the applicable Fund at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

Financial Statements

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended July 31, 2007, of Global Tech Fund, which report contains historical financial information regarding Global Tech Fund, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Global Tech Fund's Semi-Annual Report dated January 31, 2008 is also incorporated herein by reference.

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended June 30, 2008, of Global Health Care, which report contains historical financial information regarding Global Health Care, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.


SK 00250 0200 912441v1

                                     PART C

                                OTHER INFORMATION

ITEM 15.    Indemnification

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a), Article IX of the Amended and Restated Bylaws, filed as Exhibit (b), and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) to this Registration Statement, as set forth below.

            Article EIGHTH of the Registrant's Articles of
            Incorporation reads as follows:

            Subject to the provisions of subsections (h) and (i) of Section 17 of the Investment Company Act of 1940, as amended, to the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify, in accordance with such procedures as may be set forth in the By-Laws of the Corporation, its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.

            Article IX of the Registrant's Amended and Restated Bylaws reads as follows:

            To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

            Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties or obligations thereunder.

            The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or arising out of, or based upon any alleged omission to state a material fact required to be stated in either of the foregoing or necessary to make the statements in either of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties thereunder or by reason of reckless disregard of its obligations and duties thereunder.

            The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Amended and Restated Bylaws, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI which are filed herewith as Exhibits
            (a), (d), and (e), respectively, in response to Item 23 and each of which are incorporated by reference herein.

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 16.    Exhibits:

      (1)   (a)   Articles of Incorporation of the Registrant - Incorporated by
                  reference to Exhibit 1(a) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos.
                  2-70427 and 811-03131) filed with the Securities and Exchange
                  Commission on October 31, 1997.

            (b) Articles of Amendment of Articles of Incorporation of the Registrant dated December 21, 1981 and filed January 5, 1982 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

            (c) Articles of Amendment of Articles of Incorporation of the Registrant dated October 16, 1989 and filed December 5, 1989 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

            (d) Articles Supplementary to Articles of Incorporation of the Registrant dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

            (e) Articles Supplementary to Articles of Incorporation of the Registrant dated September 30, 1996 and filed October 1, 1996
                  - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

            (f) Articles Supplementary to Articles of Incorporation of the Registrant dated May 21, 1998 and filed July 6, 1998 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 30, 1998.

            (g) Articles of Amendment to Articles of Incorporation of the Registrant dated March 19, 2003 and filed March 20, 2003 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 44 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on August 7, 2003.

            (h) Articles Supplementary to Articles of Incorporation of the Registrant dated July 31, 2003 and filed August 1, 2003 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 44 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on August 7, 2003.

            (i) Articles of Amendment to Articles of Incorporation dated October 19, 2004 and filed December 15, 2004 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on Feburary 28, 2005.

            (j) Articles Supplementary to Articles of Incorporation of the Registrant dated February 17, 2005 and filed February 22, 2005
                  - Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on Feburary 28, 2005.

      (2) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on August 30, 2006.

      (3)   Not applicable.

      (4) Form of Agreement and Plan of Acquisition and Liquidation between AllianceBernstein Global Health Care Fund, Inc. and
            AllianceBernstein Global Technology Fund, Inc. - Constitutes Exhibit G to Part A hereof.

      (5)   Not applicable.

      (6)   (a)   Form of Amended and Restated Advisory Agreement - Incorporated
                  by reference to Exhibit (d)(2) to Post-Effective Amendment No.
                  47 of Registrant's Registration Statement on Form N-1A (File
                  Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on November 1, 2004.

            (b) Form of Advisory Agreement - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 51 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 aand 811-03131), filed with the Securities and Exchange Commission on October 31, 2006.

      (7)   (a)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. (formerly known as
                  Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 29 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  2-70427 and 811-03131) filed with the Securities and Exchange
                  Commission on October 31, 1997.

            (b) Amendment to the Distribution Services Agreement dated July 11, 1996 - Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

            (c) Amendment to the Distribution Services Agreement dated as of November 3, 2003 - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on August 27, 2004.

            (d) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on February 28, 2005.

            (e) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 51 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 31, 2006.

            (f) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 28, 2005.

            (g) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit
                  (e)(4) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 28, 2005.

      (8)   Not applicable.

      (9)   (a)   Custodian Contract between the Registrant and State Street
                  Bank and Trust Company - Incorporated by reference to Exhibit
                  8(a) to Post-Effective Amendment No. 29 of Registrant's
                  Registration Statement on Form N-1A (File Nos. 2-70427 and
                  811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

            (b) Amendment to Custodian Contract dated May 23, 1989 - Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

      (10)  (a)   Rule 12b-1 Plan - See Exhibit (7)(a) hereto.

            (b) Form of Amended and Restated Rule 18f-3 Plan incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on February 28, 2005.

      (11) Opinion and Consent of Seward & Kissel LLP regarding the legality of securities being registered - Filed herewith.

      (12) Opinion and Consent of Seward & Kissel LLP as to Tax matters - To be filed by amendment.

      (13)  (a)   Transfer Agency Agreement between the Registrant and
                  AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 29 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  2-70427 and 811-03131) filed with the Securities and Exchange
                  Commission on October 31, 1997.

            (b) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 51 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 31, 2006.

            (c) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

            (d)   Code of Ethics for AllianceBernstein L.P. and
                  AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 4 of the Registration Statement on Form N-1A of The AllianceBernstein Pooling Portfolios (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on December 29, 2006.

      (14) Consent of Independent Registered Public Accounting Firm - Filed herewith.

      (15)  Not applicable.

      (16)  Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., Nancy P. Jacklin, Marc O. Mayer, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to the Registrant's Registration Statement on Form N-14 (File Nos. 333-153163 and 811-03131), filed with the Securities and Exchange Commission on August 22, 2008.

      (17)  Not applicable.

ITEM 17.    Undertakings

      (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Acquisition described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 19th day of September, 2008.

                                  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND, INC.


                                  By:  Marc O. Mayer*
                                       --------------
                                       Marc O. Mayer
                                       President

            Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                       Title                       Date
---------                       -----                       ----

1)  Principal
    Executive Officer

    Marc O. Mayer*              President and               September 19, 2008
                                Chief Executive
                                Officer

2)  Principal Financial
    and Accounting Officer

    /s/ Joseph J. Mantineo      Treasurer and               September 19, 2008
    ----------------------      Chief Financial
        Joseph J. Mantineo      Officer

3)  Majority of the Directors

    John H. Dobkin*
    Michael J. Downey*
    William H. Foulk, Jr.*
    Nancy P. Jacklin*
    Marc O. Mayer*
    Garry L. Moody*
    Marshall C. Turner, Jr.*
    Earl D. Weiner*

    *By: /s/Andrew L. Ganglolf                              September 19, 2008
         ---------------------
         Andrew L. Gangolf
         (Attorney-in-fact)

                                Index to Exhibits
                                -----------------

Exhibit No.         Description of Exhibits
-----------         -----------------------

(11)                Opinion and Consent of Seward & Kissel LLP

(14)                Consent of Independent Registered Public Accounting Firm



SK 00250 0157 917390